Exhibit 1



                  AMENDMENT NUMBER ONE TO INVESTMENT AGREEMENT

     AMENDMENT NUMBER ONE TO INVESTMENT AGREEMENT, dated as of September 30, 1999 (the "Amendment"), by and between TPG Magellan LLC, a Delaware limited liability company (the "Investor") and Magellan Health Services, Inc., a Delaware corporation (the "Company").

     Reference is hereby made to the Investment Agreement, dated as of July 19, 1999 (the "Agreement"), by and between the Investor and the Company. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. References herein to a "Section" refer to a Section of the Agreement.

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, each of the Company and the Investor has determined that it is in its best interest to amend the Agreement as set forth herein;

     WHEREAS, the Company and the Investor desire to make certain agreements in connection with such amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

     Section 1. Amendment. The Agreement is hereby amended by:

     (a) replacing each reference to "March 5, 2000" in Section 2.01(b) and
Section 8.13(a) with "April 5, 2000";

     (b) replacing each reference to "March 20, 2000" in Section 2.01(b) with "April 20, 2000";

     (c) replacing the reference to "September 30, 1999" in Section 10.01(a) with "December 31, 1999";

     (d) replacing Exhibit A to the Agreement with Annex I hereto, which hereafter shall constitute Exhibit A to the Agreement; and

     (e) replacing Exhibit B to the Agreement with Annex II hereto, which hereafter shall constitute Exhibit B to the Agreement.

     Section 2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same instrument.

     Section 3. Governing Law. This Amendment shall be governed by, and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed in that State without reference to its conflict of laws rules.

     IN WITNESS WHEREOF, this Amendment has been executed on behalf of the parties hereto by their respective duly authorized officers, all as of the date first above written.

                                        TPG MAGELLAN LLC


                                        By   /s/  JONATHAN J. COSLET
                                             ----------------------------
                                             Name:  Jonathan J. Coslet
                                             Title: Partner


                                        MAGELLAN HEALTH SERVICES, INC.


                                        By   /s/  MARK S. DEMILIO
                                             ----------------------------
                                             Name:  Mark S. Demilio
                                             Title: Executive Vice President and
                                                    General Counsel

                                     Annex I
                  Form of Series A Certificate of Designations



                           CERTIFICATE OF DESIGNATIONS
                                       of
                 SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK
                                       of
                         MAGELLAN HEALTH SERVICES, INC.
                         (Pursuant to Section 151 of the
                        Delaware General Corporation Law)

                                 --------------

     Magellan Health Services, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation (the "Board of Directors") pursuant to authority of the Board of Directors as required by Section 151 of the General Corporation Law of the State of Delaware:

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Restated Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), the Board of Directors hereby creates a series of the Corporation's previously authorized preferred stock, without par value (the "Preferred Stock"), and hereby states the designation and number thereof, and fixes the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as follows:

     Series A Cumulative Convertible Preferred Stock:

          I. Designation and Amount

     The designation of this series of shares shall be "Series A Cumulative Convertible Preferred Stock" (the "Series A Preferred Stock"); the stated value per share shall be $1,000 (the "Stated Value"); and the number of shares constituting such series shall be [_________]. The number of shares of the Series A Preferred Stock may be decreased from time to time by a resolution or resolutions of the Board of Directors; provided, however, that such number shall not be decreased below the aggregate number of shares of the Series A Preferred Stock then outstanding.

          II. Rank

     A. With respect to dividend rights, the Series A Preferred Stock shall rank
(i) junior to each other class or series of Preferred Stock which by its terms ranks senior to the Series A Preferred Stock as to payment of dividends, (ii) on a parity with each other class or series of Preferred Stock which by its terms ranks on a parity with the Series A Preferred Stock as to payment of dividends, including the Series B Cumulative Convertible Preferred Stock, without par value (the "Series B Preferred Stock"), of the Corporation, and (iii) prior to the Corporation's Common Stock, par value $0.25 per share (the "Common Stock"), and, except as specified above, all other classes and series of capital stock of the Corporation hereafter issued by the Corporation. With respect to dividends, all equity securities of the Corporation to which the Series A Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as the "Junior Dividend Securities"; all equity securities of the Corporation with which the Series A Preferred Stock ranks on a parity, including the Series B Preferred Stock, are collectively referred to herein as the "Parity Dividend Securities"; and all equity securities of the Corporation (other than convertible debt securities) to which the Series A Preferred Stock ranks junior, with respect to dividends, are collectively referred to herein as the "Senior Dividend Securities."

     B. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Series A Preferred Stock shall rank (i) junior to each other class or series of Preferred Stock which by its terms ranks senior to the Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up, (ii) on a parity with each other class or series of Preferred Stock which by its terms ranks on a parity with the Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, including the Series B Preferred Stock, and (iii) prior to the Common Stock, and, except as specified above, all other classes and series of capital stock of the Corporation hereinafter issued by the Corporation. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all equity securities of the Corporation to which the Series A Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as "Junior Liquidation Securities" (and together with the Junior Dividend Securities are referred to herein as the "Junior Securities"); all equity securities of the Corporation (other than convertible debt securities) to which the Series A Preferred Stock ranks on parity, including the Series B Preferred Stock, are collectively referred to herein as "Parity Liquidation Securities" (and together with the Parity Dividend Securities are referred to herein as the "Parity Securities"); and all equity securities of the Corporation to which the Series A Preferred Stock ranks junior are collectively referred to herein as "Senior Liquidation Securities" (and together with the Senior Dividend Securities are referred to herein as the "Senior Securities").

          III. Dividends

     A. Dividends. Shares of Series A Preferred Stock shall accumulate dividends at a rate of 6.50% per annum, payment of which shall be made in cash except as otherwise provided in this Article III. Dividends shall be paid in four equal quarterly installments on the last day of March, June, September and December of each year, or if any such date is not a Business Day, on the Business Day next preceding such day (each such date, regardless of whether any dividends have been paid or declared and set aside for payment on such date, a "Dividend Payment Date"), to holders of record (the "Registered Holders") as they appear on the stock record books of the Corporation on the fifteenth day prior to the relevant Dividend Payment Date; provided, however, that the Corporation may elect not to make any dividend payment due hereunder on any Dividend Payment Date (other than as required in connection with any redemption of shares of Series A Preferred Stock or any liquidation, dissolution or winding up of the Corporation), and any such amount then due in respect of dividends shall constitute an Arrearage (as defined below). Dividends shall be paid only when, as and if declared by the Board of Directors out of funds at the time legally available for the payment of dividends. Dividends shall begin to accumulate on outstanding shares of Series A Preferred Stock from the date of issuance and shall be deemed to accumulate from day to day whether or not earned or declared until paid. Dividends shall accumulate on the basis of a 360-day year consisting of twelve 30-day months (four 90-day quarters) and the actual number of days elapsed in the period for which payable.

     B. Accumulation. Dividends on the Series A Preferred Stock shall be cumulative, and from and after any Dividend Payment Date on which any dividend that has accumulated or been deemed to have accumulated through such date has not been paid in full or any payment date set for a redemption on which such redemption payment has not been paid in full, additional dividends shall accumulate in respect of the amount of such unpaid dividends or unpaid redemption payment (such amount, the "Arrearage") at the annual rate then in effect as provided in Section A of this Article III (or such lesser rate as may be the maximum rate that is then permitted by applicable law). Such additional dividends in respect of any Arrearage shall be deemed to accumulate from day to day whether or not earned or declared until the Arrearage is paid, shall be calculated as of such successive Dividend Payment Date and shall constitute an additional Arrearage from and after any Dividend Payment Date to the extent not paid on such Dividend Payment Date. References in any Article herein to dividends that have accumulated or that have been deemed to have accumulated with respect to the Series A Preferred Stock shall include the amount, if any, of any Arrearage together with any dividends accumulated or deemed to have accumulated on such Arrearage pursuant to the immediately preceding two sentences. Additional dividends in respect of any Arrearage may be declared and paid at any time, in whole or in part, without reference to any regular Dividend Payment Date, to Registered Holders as they appear on the stock record books of the Corporation on such record date as may be fixed by the Board of Directors (which record date shall be no less than 10 days prior to the corresponding payment date).

     C. Payment in Common Stock. Notwithstanding the provisions of Section A of this Article III, (i) any dividend payment (such payment, a "Non-Arrearage Payment") made in full on the first Dividend Payment Date on which such payment is due (without taking into account the proviso to the second sentence of Section A of this Article III in determining the first Dividend Payment Date on which such payment is due) and (ii) any payment (such payment, an "Arrearage Payment") made at any time prior to the second anniversary of the original issuance of the Series A Preferred Stock in respect of any Arrearage, may be made in the form of shares of Common Stock; provided that:

          (i) the Common Stock is then validly listed for trading on the NYSE or other national securities exchange or quoted on a nationally recognized quotation system;

          (ii) such shares of Common Stock have been duly authorized and when issued in connection with such payment, will be validly issued, fully paid and non-assessable;

          (iii) the issuance of such shares of Common Stock in satisfaction of such payment does not: (a) violate any provision of the Certificate of Incorporation or the Bylaws; (b) give rise to any preemptive rights, rights of first refusal or other similar rights on behalf of any Person under any applicable Law or any provision of the Certificate of Incorporation or the Bylaws or any agreement or instrument applicable to the Corporation or any of its Subsidiaries; (c) conflict with, contravene or result in a breach or violation of any of the terms or provisions of, or constitute a default (with or without notice or the passage of time) under, or result in or give rise to a right of termination, cancellation, acceleration or modification of any right or obligation under, or give rise to a right to put or to compel a tender offer for outstanding securities of the Corporation or any of its Subsidiaries under, or require any consent, waiver or approval under, any note, bond, debt instrument, indenture, mortgage, deed of trust, lease, loan agreement, joint venture agreement, Regulatory Approval, contract or any other agreement, instrument or obligation to which the Corporation or any of its Subsidiaries is a party or by which the Corporation or any of its Subsidiaries or any property of the Corporation or any of its Subsidiaries is bound (assuming for the purpose of this clause (c) that all conditions precedent to the conversion of Series A Preferred Stock have been satisfied and that all outstanding shares of the Series A Preferred Stock have been converted into Common Stock); (d) result in the creation or imposition of any Lien upon any assets or properties of the Corporation or any of its Subsidiaries; or (e) violate any Law applicable to the Corporation or any of its Subsidiaries;

          (iv) (a) no default or event of default, or event that with notice or the passage of time would constitute a default or event of default, has occurred and is continuing (or will occur as a result of the issuance of shares of Common Stock in satisfaction of such payment), under any contract, agreement, indenture, mortgage, note, lease or other instrument evidencing Indebtedness of the Corporation or any of its Subsidiaries (other than inter-company Indebtedness between the Corporation and any of its Subsidiaries or between Subsidiaries of the Corporation) the outstanding principal amount of which is in excess of $10,000,000 and as a result of such default, event of default or event the holders thereof have accelerated or have the right to accelerate (or would have the right to accelerate with notice or the passage of time) the maturity thereof, and
     (b) the Corporation has not been notified that a breach of the Investment Agreement or the terms of the Series A Preferred Stock or Series B Preferred Stock has occurred and is continuing;

          (v) (a) with respect to any Non-Arrearage Payment, the Trailing Average Value (as defined below) is equal to or greater than the product of
     (A) 0.40, multiplied by (B) the Conversion Price, and (b) with respect to any Arrearage Payment, the Trailing Average Value (as defined below) is equal to or greater than the product of (A) 0.60, multiplied by (B) the Conversion Price;

          (vi) (a) with respect to any Non-Arrearage Payment, the average daily trading volume in the Common Stock during the period used to calculate the Trailing Average Value is at least 50% of the average daily trading volume in the Common Stock for the 180-day period ending on the date of the Investment Agreement, and (b) with respect to any Arrearage Payment, the average daily trading volume in the Common Stock during the period used to calculate the Trailing Average Value is at least 67% of the average daily trading volume in the Common Stock for the 180-day period ending on the date of the Investment Agreement;

          (vii) the issuance of such shares of Common Stock in satisfaction of such payment does not require the approval or affirmative vote of the holders of any class or series of the Corporation's Equity Securities; and

          (viii) as of the relevant Dividend Payment Date, the Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) is effective under the Securities Act and is available for use in connection with the offer and sale of such shares of Common Stock by those holders of Series A Preferred Stock that have such right under the Registration Rights Agreement (it being understood that if a Shelf Suspension (as such term is defined in the Registration Rights Agreement) is in effect, the Shelf Registration Statement shall not be deemed effective or available for use); provided, however, that in the case of any Non-Arrearage Payment (and only in the case of a Non-Arrearage Payment), this clause (viii) shall not prohibit the issuance of shares of Common Stock in satisfaction of such payment if the Shelf Registration Statement is not effective or not available for use in accordance with Section 2.1(c) of the Registration Rights Agreement.

For the purpose of this Section C, the value of a share of Common Stock used to pay dividends on the Series A Preferred Stock shall equal (the "Trailing Average Value") the average of the Closing Prices per share of Common Stock for the twenty consecutive Trading Days ending on the second Trading Day prior to the relevant Dividend Payment Date ; provided, however, that in the event that an adjustment to the Conversion Price takes effect pursuant to Section B of Article IX hereof during the period used to compute such average, the Closing Prices used to compute such average for all Trading Days ended prior to the time such adjustment takes effect shall be similarly adjusted. Except as otherwise expressly provided in this Section C, Common Stock may not be used to make any payment in respect of any Arrearage.

     D. Method of Payment. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on all outstanding shares of Series A Preferred Stock shall be allocated pro rata on a share-by-share basis among all such shares then outstanding. Notwithstanding the provisions of Section C of this Article III, any such partial payment shall be made in cash. Dividends that are declared and paid in an amount less than the full amount of dividends accumulated on the Series A Preferred Stock (and on any Arrearage) shall be applied first to the earliest dividend which has not theretofore been paid. All cash payments of dividends on the shares of Series A Preferred Stock shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

          IV. Liquidation Preference

     In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of then-outstanding shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount per share equal to the greater of (A) the sum of (i) the Stated Value thereof and (ii) the dividends, if any, accumulated or deemed to have accumulated thereon to the date of final distribution to such holders, whether or not such dividends are declared, and (B) the amount that would be payable to such holders if the holders had converted all outstanding shares of Series A Preferred Stock into shares of Common Stock immediately prior to such liquidation, dissolution or winding up, and shall, after the holders of Common Stock have received an amount per share of Common Stock equal to the amount paid per share of Series A Preferred Stock, be entitled to participate on a pro rata basis with the holders of Common Stock. After any such payment in full, the holders of Series A Preferred Stock shall not, as such, be entitled to any further participation in any distribution of assets of the Corporation. All the assets of the Corporation available for distribution to stockholders after the liquidation preferences of any Senior Liquidation Securities shall be distributed ratably (in proportion to the full distributable amounts to which holders of Series A Preferred Stock and Parity Liquidation Securities, if any, are respectively entitled upon such dissolution, liquidation or winding up) among the holders of the then-outstanding shares of Series A Preferred Stock and Parity Liquidation Securities, if any, when such assets are not sufficient to pay in full the aggregate amounts payable thereon.

     Neither a consolidation or merger of the Corporation with or into any other Person or Persons, nor a sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets for cash, securities or other property to a Person or Persons shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Article IV, but the holders of shares of Series A Preferred Stock shall nevertheless be entitled from and after any such consolidation, merger or sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets to the rights provided by this Article IV following any such transaction. Notice of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable to each holder of shares of Series A Preferred Stock in such circumstances shall be payable, shall be given by first-class mail, postage prepaid, mailed not less than 45 days prior to any payment date stated therein, to holders of record as they appear on the stock record books of the Corporation as of the date such notices are first mailed.

          V. Mandatory Conversion and Redemption

     A. Mandatory Conversion. (a) If the 180-Day Average Price and the related Two-Week Average Price for any 180-Day Reference Period (which Reference Period shall have ended no earlier than the first anniversary of the original issuance of the Series A Preferred Stock and no later than the second anniversary of the original issuance of the Series A Preferred Stock), both exceed 200% of the Conversion Price, then the Corporation shall have the right, at its option and election, to exchange the Series A Preferred Stock, in whole and not in part, for shares of Common Stock, as if such shares of Series A Preferred Stock had been converted by the holders thereof pursuant to Article IX hereof on the date of such exchange.

     (b) If the 45-Trading Day Average Price and the related Two-Week Average Price for any 45-Trading Day Reference Period (which Reference Period shall have ended no earlier than the second anniversary of the original issuance of the Series A Preferred Stock), both exceed 200% of the Conversion Price, then the Corporation shall have the right, at its option and election, to exchange the Series A Preferred Stock, in whole and not in part, for shares of Common Stock, as if such shares of Series A Preferred Stock had been converted by the holders thereof pursuant to Article IX hereof on the date of such exchange.

     (c) Notwithstanding anything in this Section A to the contrary, the Corporation shall not have the right to exchange the Series A Preferred Stock for Common Stock pursuant to this Section A unless (i) the Common Stock shall have been validly listed for trading on the NYSE or other national securities exchange or quoted on a nationally recognized quotation system on each day in the relevant Reference Period and as of the date of such exchange, (ii) the average daily trading volume in the Common Stock during the relevant Reference Period and during the two-week calendar period ending on the last day of the relevant Reference Period is at least 50% of the average daily trading volume in the Common Stock for the 180-day period ending on the date of the Investment Agreement, (iii) the Corporation shall have obtained the Shareholder Approval,
(iv) as of the date of such exchange, the Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) is effective under the Securities Act and is available for use in connection with the offer and sale of such shares of Common Stock by those holders that have such right under the Registration Rights Agreement (it being understood that if a Shelf Suspension (as such term is defined in the Registration Rights Agreement) is in effect, the Shelf Registration Statement shall not be deemed effective or available for use), and (v) the Corporation simultaneously exchanges the Series B Preferred Stock pursuant to subsection (a) or (b) of Section A of Article V of the Certificate of Designations for the Series B Preferred Stock. The Corporation may not effect any such exchange if such exchange would: (a) violate any provision of the certificate of incorporation or the bylaws of the Corporation;
(b) conflict with, contravene or result in a breach or violation of any of the terms or provisions of, or constitute a default (with or without notice or the passage of time) under, or result in or give rise to a right of termination, cancellation, acceleration or modification of any right or obligation under, or give rise to a right to put or to compel a tender offer for outstanding securities of the Corporation or any of its Subsidiaries under, or require any consent, waiver or approval under, any note, bond, debt instrument, indenture, mortgage, deed of trust, lease, loan agreement, joint venture agreement, Regulatory Approval, contract or any other agreement, instrument or obligation to which the Corporation or any of its Subsidiaries is a party or by which the Corporation or any of its Subsidiaries or any property of the Corporation or any of its Subsidiaries is bound; (c) result in the creation or imposition of any Lien upon any assets or properties of the Corporation or any of its Subsidiaries; or (d) violate any Law applicable to the Corporation or any of its Subsidiaries.

     (d) Notice of an exchange of shares of Series A Preferred Stock pursuant to this Section A (a "Notice of Exchange") shall be sent to the holders of record of the shares of Series A Preferred Stock by first class mail, postage prepaid, at each such holder's address as it appears on the stock record books of the Corporation, not more than 45 nor fewer than 15 days prior to the last day of the relevant Reference Period. The Notice of Exchange shall set forth the date fixed for the exchange (the "Exchange Date") and shall set forth in reasonable detail the calculations and supporting data used by the Corporation in its determination that it had the right to effect such exchange. From and after the Exchange Date, all dividends on shares of Series A Preferred Stock shall cease to accumulate and all rights of the holders thereof as holders of Series A Preferred Stock shall cease and terminate, except if the Corporation shall default in its obligation to deliver shares of Common Stock and cash in lieu of fractional shares to holders on the Exchange Date, in which case all such rights shall continue unless and until such shares are exchanged (or redeemed or converted) in accordance with the terms hereof. Prior to the Exchange Date, each holder shall provide a written notice to the Corporation specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If no such notice is delivered, such shares of Common Stock and cash in lieu of fractional shares, if any, shall be delivered to such holder. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. Other than such taxes, the Corporation will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on exchange of Series A Preferred Stock pursuant to this Section A. On or after the Exchange Date, each holder of shares of Series A Preferred Stock shall surrender the certificate evidencing shares of Series A Preferred Stock to the Corporation at the place designated in the Notice of Exchange. As promptly as practical, and in any event within three Business Days after the Exchange Date, the Corporation shall deliver or cause to be delivered as directed by the holder of shares of Series A Preferred Stock being exchanged (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which such holder shall be entitled and (ii) cash in lieu of fractional shares, if any, to which such holder shall be entitled. Except as otherwise specified in this Article V, for the purposes hereof, such exchange shall be deemed a conversion effected pursuant to Article IX and the terms and procedures set forth in Article IX shall apply. For such purpose, the applicable Conversion Date shall be the Exchange Date.

     (e) In the event the Corporation delivers a Notice of Exchange, the Corporation shall be obligated to effect the exchange described therein, provided that each of the conditions to such exchange set forth in subsections
(a), (b) and (c) above is (i) satisfied or (ii) waived by the holders of a majority of the shares of Series A Preferred Stock then outstanding.

     (f) Notwithstanding anything to the contrary in the Registration Rights Agreement, in the event the Corporation effects an exchange pursuant to this Section A, the Corporation shall not exercise its right to declare a Shelf Suspension (as such term is defined in the Registration Rights Agreement) pursuant to Section 2.1(c) of the Registration Rights Agreement during the period beginning on the Exchange Date and ending 90 days after the Exchange Date.

     B. Mandatory Redemption. The Corporation shall not have any right to redeem any shares of Series A Preferred Stock prior to the Mandatory Redemption Date (as defined below). On the tenth anniversary of the original issuance of the Series A Preferred Stock (the "Mandatory Redemption Date"), the Corporation shall redeem (the "Mandatory Redemption") all outstanding shares of Series A Preferred Stock by paying the redemption price therefor in cash out of funds legally available for such purpose. The redemption price for each share of Series A Preferred Stock shall equal the sum of (i) the amount, if any, of all unpaid dividends accumulated thereon to the date of actual payment of the Redemption Price, whether or not such dividends have been declared, and (ii) the Stated Value thereof ("Redemption Price").

     C. Notice and Redemption Procedures. Notice of the redemption of shares of Series A Preferred Stock pursuant to Section B of this Article V (a "Notice of Redemption") shall be sent to the holders of record of the shares of Series A Preferred Stock to be redeemed by first class mail, postage prepaid, at each such holder's address as it appears on the stock record books of the Corporation, not more than 100 nor fewer than 60 days prior to the date fixed for redemption, which date shall be set forth in such notice (the "Redemption Date"); provided, however, that failure to give such Notice of Redemption to any holder, or any defect in such Notice of Redemption to any holder shall not affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock held by any other holder. In order to facilitate the redemption of shares of Series A Preferred Stock, the Board of Directors may fix a record date for the determination of the holders of shares of Series A Preferred Stock to be redeemed, in each case, not more than 10 days prior to the date the Notice of Redemption is mailed. On or after the Redemption Date, except with respect to shares of Series A Preferred Stock for which the Conversion Date has occurred on or prior to such Redemption Date, each holder of the shares called for redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price. From and after the Redemption Date, all dividends on shares of Series A Preferred Stock shall cease to accumulate and all rights of the holders thereof as holders of Series A Preferred Stock shall cease and terminate, except if the Corporation shall default in payment of the Redemption Price on the Redemption Date in which case all such rights shall continue unless and until such shares are redeemed and such price is paid in accordance with the terms hereof.

     D. Change of Control. In the event there occurs a Change of Control, any holder of record of shares of Series A Preferred Stock, in accordance with the procedures set forth in Section E of this Article V, may require the Corporation to redeem any or all of the shares of Series A Preferred Stock held by such holder in an amount per share equal to the sum of (i) the amount, if any, of all unpaid dividends accumulated thereon to the date of actual payment thereof, whether or not such dividends have been declared, and (ii) 101% of Stated Value (the "Change of Control Price"). By accepting a share of Series A Preferred Stock the holder thereof shall be deemed to have acknowledged and agreed that
(a) such holder's right, to receive payment of the Change in Control Price is subject and subordinated in right of payment to the payment in full and discharge of all amounts of principal, interest and fees (however denominated) then outstanding under the Credit Agreement and the Senior Subordinated Notes and (b) until payment in full of all such amounts (however denominated) under the Credit Agreement and the Senior Subordinated Notes has been made in cash, no payment, whether directly or indirectly, by exercise of any right of set off or otherwise in respect of the Change of Control Price shall be made by the Corporation, and, notwithstanding anything to the contrary in Section F of this
Article V, no deposit in respect of the Change of Control Price shall be made pursuant to Section F of this Article V. In the event that any payment by, or distribution of the assets of, the Corporation of any kind or character (whether in cash, property or securities, whether directly or indirectly, by exercise of any right of set-off or otherwise and whether as a result of a bankruptcy proceeding with respect to the Corporation or otherwise) shall be received by a holder of Series A Preferred Stock at any time when such payment is prohibited by this paragraph, such payment shall be held in trust for the benefit of, and shall be paid over to, the lenders under the Credit Agreement or the holders of Senior Subordinated Notes, as the case may be, as their interests may appear. The preceding two sentences address the relative rights of holders of Series A Preferred Stock or Debentures, on the one hand, and the lenders under the Credit Agreement or the holders of Senior Subordinated Notes, as the case may be, on the other hand, and nothing in this Certificate of Designations shall impair, as between the Corporation and the holders of Series A Preferred Stock or Debentures, the obligation of the Corporation, which is absolute and unconditional, to pay amounts due in respect of the Series A Preferred Stock and Debentures in accordance with their terms. Upon a Change of Control, the Corporation shall pay all amounts outstanding under the Credit Agreement and the Indenture to the extent necessary in order to permit the payment of the Change of Control Price hereunder.

     E. Change of Control Notice and Redemption Procedures. Notice of any Change of Control shall be sent to the holders of record of the outstanding shares of Series A Preferred Stock not more than five days following a Change of Control, which notice (a "Change of Control Notice") shall describe the transaction or transactions constituting such Change of Control and set forth each holder's right to require the Corporation to redeem any or all shares of Series A Preferred Stock held by him or her out of funds legally available therefor, the redemption date, which date shall be not less than 30 nor more than 45 days from the date of such Change of Control Notice, (the "Change of Control Redemption Date") and the procedures to be followed by such holders in exercising his or her right to cause such redemption; provided, however, that if shares of Series A Preferred Stock are owned by more than 50 holders or groups of Affiliated holders and if the Series A Preferred Stock is listed on any national securities exchange or quoted on any national quotation system, the Corporation shall give such Change of Control Notice by publication in a newspaper of general circulation in the Borough of Manhattan, The City of New York, within 30 days following such Change of Control and, in any case, a similar notice shall be mailed concurrently to each holder of shares of Series A Preferred Stock. Failure by the Corporation to give the Change of Control Notice as prescribed by the preceding sentence, or the formal insufficiency of any such Change of Control Notice, shall not prejudice the rights of any holder of shares of Series A Preferred Stock to cause the Corporation to redeem any such shares held by him or her. In the event a holder of shares of Series A Preferred Stock shall elect to require the Corporation to redeem any or all such shares of Series A Preferred Stock pursuant to Section D hereof, such holder shall deliver, prior to the Change of Control Redemption Date as set forth in the Change of Control Notice, or, if the Change of Control Notice is not given as required by this Section E, at any time following the last day the Corporation was required to give the Change of Control Notice in accordance with this Section E (in which case the Change of Control Redemption Date shall be the date which is the later of (x) 45 days following the last day the Corporation was required to give the Change of Control Notice in accordance with this Section E and (y) 30 days following the delivery of such election by such holder), a written notice, in the form specified by the Corporation (if the Corporation did in fact give the notice required by this Section E), to the Corporation so stating, and specifying the number of shares to be redeemed pursuant to Section D of this
Article V; provided, however, that if all of the shares of the Series A Preferred Stock are owned by 50 or fewer holders or groups of affiliated holders, such holders or groups may deliver a notice or an election to redeem at any time within 90 days following the occurrence of a Change of Control without awaiting receipt of a Change of Control Notice or the expiration of the time allowed for the delivery of a Change of Control Notice hereunder. The Corporation shall redeem the number of shares so specified on the Change of Control Redemption Date fixed by the Corporation or as provided in the preceding sentence. The Corporation shall comply with the requirements of Rules 13e-4 and 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the shares of Series A Preferred Stock as a result of a Change of Control. From and after the time the Change of Control Redemption Price is paid in accordance with the terms hereof with respect to any share of Series A Preferred Stock, all dividends on such share of Series A Preferred Stock shall cease to accumulate and all rights of the holder thereof as a holder of Series A Preferred Stock shall cease and terminate.

     F. Deposit of Funds. The Corporation shall, no later than 11:00 a.m., New York City time, on any Redemption Date or Change of Control Redemption Date pursuant to this Article V, deposit with its transfer agent or other redemption agent in the Borough of Manhattan, The City of New York having a capital and surplus of at least $500,000,000, as a trust fund for the benefit of the holders of the shares of Series A Preferred Stock to be redeemed, cash that is sufficient in amount to redeem the shares to be redeemed in accordance with the Notice of Redemption or Change of Control Notice, with irrevocable instructions and authority to such transfer agent or other redemption agent to pay to the respective holders of such shares, as evidenced by a list of such holders certified by an officer of the Corporation, the Redemption Price or Change of Control Redemption Price, as the case may be, upon surrender of their respective share certificates. Such deposit shall be deemed to constitute full payment of such shares to the holders, and from and after the date of such deposit, all rights of the holders of the shares of Series A Preferred Stock that are to be redeemed as stockholders of the Corporation with respect to such shares, except the right to receive the Redemption Price upon the surrender of their respective certificates and all rights under Articles IX and XI hereof, shall cease and terminate. In case holders of any shares of Series A Preferred Stock called for redemption shall not, within two years after such deposit, claim the cash deposited for redemption thereof, such transfer agent or other redemption agent shall, upon demand, pay over to the Corporation the balance so deposited. Thereupon, such transfer agent or other redemption agent shall be relieved of all responsibility to the holders thereof and the sole right of such holders, with respect to shares to be redeemed, shall be to receive the Redemption Price as general creditors of the Corporation. Any interest accrued on any funds so deposited shall belong to the Corporation, and shall be paid to it from time to time on demand.

          VI. Exchange of Series A Preferred Stock for Debentures

     A. The Series A Preferred Stock shall be exchangeable, at any time, at the option of the Corporation and to the extent permitted by applicable law and the terms of the instruments governing the Corporation's then-outstanding Indebtedness, in whole but not in part, on any Dividend Payment Date for unsecured Junior Subordinated Convertible Debentures (issued pursuant to an indenture (the "Series A Indenture") prepared in accordance with the Investment Agreement), in principal amount of $1,000 per share of Series A Preferred Stock (a "Debenture" and, collectively, the "Debentures"), in accordance with this
Article VI:

          (i) Each share of Series A Preferred Stock shall be exchangeable at the offices of the Corporation and at such other place or places, if any, as the Board of Directors may designate. Except with the prior written consent of the holders of all outstanding shares of Series A Preferred Stock, the Corporation may not exchange any shares of Series A Preferred Stock if (a) full cumulative dividends through the date of exchange, have not been paid, accrued or set aside for payment on all outstanding shares of the Series A Preferred Stock, (b) the Corporation has failed to amend its Certificate of Incorporation in accordance with Delaware law to confer the power to vote upon holders of the Debentures as shall be contemplated by the Series A Indenture or (c) such exchange could result in any adverse tax consequence to any such holder.

          (ii) Prior to giving notice of its intention to exchange, the Corporation shall execute and deliver to a bank or trust company and, if required by applicable law, qualify under the Trust Indenture Act of 1939, as amended, the Series A Indenture.

          (iii) The Corporation shall mail written notice of its intention to exchange Series A Preferred Stock for Debentures (the "Exchange Notice") to each holder of record of shares of Series A Preferred Stock not less than 60 nor more than 100 days prior to the date fixed for exchange. The Exchange Notice shall notify holders of their right to deliver an Objection Notice (as defined below) pursuant to Section B of this Article VI.

          (iv) Prior to effecting any exchange provided above, the Corporation shall deliver to each holder of shares of Series A Preferred Stock an opinion of nationally recognized legal counsel to the effect that: (a) each of the Series A Indenture and the Debentures have been duly authorized and executed by the Corporation and, when delivered by the Corporation in exchange for shares of Series A Preferred Stock, will constitute valid and legally binding obligations of the Corporation enforceable against the Corporation in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity; (b) the exchange of the Debentures for the shares of Series A Preferred Stock will not violate the provisions of this Article VI or of the Delaware General Corporation Law, including Section 221 thereof; and (c) the exchange of the Debentures for the shares of Series A Preferred Stock is exempt from the registration requirements of the Securities Act or that the exchange of such Debentures has been duly registered under the Securities Act.

          (v) The Corporation may not effect any exchange provided above if such exchange would: (a) violate any provision of the certificate of incorporation or the bylaws of the Corporation; (b) conflict with, contravene or result in a breach or violation of any of the terms or provisions of, or constitute a default (with or without notice or the passage of time) under, or result in or give rise to a right of termination, cancellation, acceleration or modification of any right or obligation under, or give rise to a right to put or to compel a tender offer for outstanding securities of the Corporation or any of its Subsidiaries under, or require any consent, waiver or approval that has not been obtained or granted under, any note, bond, debt instrument, indenture, mortgage, deed of trust, lease, loan agreement, joint venture agreement, Regulatory Approval, contract or any other agreement, instrument or obligation to which the Corporation or any of its Subsidiaries is a party or by which the Corporation or any of its Subsidiaries or any property of the Corporation or any of its Subsidiaries is bound; (c) result in the creation or imposition of any Lien upon any assets or properties of the Corporation or any of its Subsidiaries; or (d) violate any Law applicable to the Corporation or any of its Subsidiaries;

          (vi) Upon the exchange of shares of Series A Preferred Stock for Debentures, the rights of the holders of shares of Series A Preferred Stock as stockholders of the Corporation shall terminate and such shares shall no longer be deemed outstanding; and

          (vii) Before any holder of shares of Series A Preferred Stock shall be entitled to receive Debentures, such holder shall surrender the certificate or certificates therefor, at the office of the Corporation or at such other place or places, if any, as the Board of Directors shall have designated, and shall state in writing the name or names (with addresses) in which he or she wishes the certificate or certificates for the Debentures to be issued. The Corporation will, as soon as practicable thereafter, issue and deliver at said office or place to such holder of shares of Series A Preferred Stock, or to his or her nominee or nominees, certificates for the Debentures to which he or she shall be entitled as aforesaid. Shares of Series A Preferred Stock shall be deemed to have been exchanged as of the close of business on the date fixed for exchange as provided above, and the Person or Persons entitled to receive the Debentures issuable upon such exchange shall be treated for all purposes (including the accrual and payment of interest) as the record holder or holders of such Debentures as of the close of business on such date.

     B. For purposes of clause (c) of paragraph (i) of Section A of this Article VI, an exchange of shares of Series A Preferred Stock shall be deemed to be an exchange that could result in a tax consequence to any holder which is materially adverse only if such holder shall have delivered to the Corporation a written notice to such effect on or before the fifteenth day after its receipt of the Exchange Notice (an "Objection Notice"), which Objection Notice shall specify in reasonable detail the nature of such tax consequence which could result from the exchange. If the Corporation receives an Objection Notice, then the Corporation shall not exchange the shares of Series A Preferred Stock and the Corporation shall, within 15 days after its receipt of the Objection Notice mail written notice to the effect that it is canceling the proposed exchange of shares of Series A Preferred Stock to each holder of record of shares of Series A Preferred Stock to which it mailed the Exchange Notice. Notwithstanding the foregoing, if the Corporation, based on the advice of nationally recognized tax counsel, believes that the tax consequences described in an Objection Notice are incorrect, the Corporation may contact the holder who delivered such notice to discuss the tax consequences described therein. If such holder withdraws such notice within 15 days of its delivery, the Corporation shall be permitted to consummate the proposed exchange.

          VII. Restrictions on Dividends

     So long as any shares of the Series A Preferred Stock are outstanding, the Board of Directors shall not declare, and the Corporation shall not pay or set apart for payment any dividend on any Junior Securities or Parity Securities or make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the repurchase, redemption or other retirement of, any Junior Securities or Parity Securities or any warrants, rights or options exercisable for or convertible into any Junior Securities or Parity Securities (other than the repurchase, redemption or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities), or make any distribution in respect of the Junior Securities or Parity Securities, either directly or indirectly, and whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends in Junior Securities to the holders of Junior Securities), and shall not permit any Person directly or indirectly controlled by the Corporation to purchase or redeem any Junior Securities or Parity Securities or any warrants, rights, calls or options exercisable for or convertible into any Junior Securities or Parity Securities (other than the repurchase, redemption or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities) unless prior to or concurrently with such declaration, payment, setting apart for payment, repurchase, redemption or other retirement or distribution, as the case may be, all accumulated and unpaid dividends on shares of the Series A Preferred Stock not paid on the dates provided for in Section A of Article III hereof (including Arrearages and accumulated dividends thereon and regardless of whether the Corporation shall have had the right to elect to defer such payments as provided for in Article III hereof) shall have been paid, except that when dividends are not paid in full as aforesaid upon the shares of Series A Preferred Stock, all dividends declared on the Series A Preferred Stock and any series of Parity Dividend Securities shall be declared and paid pro rata so that the amount of dividends so declared and paid on Series A Preferred Stock and such series of Parity Dividend Securities shall in all cases bear to each other the same ratio that accumulated dividends (including interest accrued on or additional dividends accumulated in respect of such accumulated dividends) on the shares of Series A Preferred Stock and such Parity Dividend Securities bear to each other. Notwithstanding the foregoing, this paragraph shall not prohibit (i) the acquisition, repurchase, exchange, conversion, redemption or other retirement for value of shares of Series A Preferred Stock or any Parity Dividend Security by the Corporation in accordance with the terms of such securities or (ii) the acquisition, repurchase, exchange, conversion, redemption or other retirement for value by the Corporation of any Junior Dividend Securities by the Corporation in accordance with obligations in existence at the time of original issuance of the Series A Preferred Stock.

          VIII. Voting Rights

     A. The holders of shares of Series A Preferred Stock shall have no voting rights except as set forth below or as otherwise from time to time required by law.

     B. So long as any shares of the Series A Preferred Stock are outstanding, each share of Series A Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of Common Stock, and the shares of Series A Preferred Stock shall vote together with shares of Common Stock (and any shares of Series B Preferred Stock entitled to vote) as a single class. With respect to any such vote, each share of Series A Preferred Stock shall entitle its holder to a number of votes equal to the number of shares of Common Stock into which such share of Series A Preferred Stock is convertible at the time of the record date with respect to such vote (assuming all conditions precedent to such conversion have been satisfied and that such conversion had occurred as of the record date for such vote). Notwithstanding the foregoing, holders of shares of Series A Preferred Stock shall not be entitled to vote with the holders of Common Stock on any proposal related to the approval of the issuance of shares of Common Stock in payment of dividends on the Series A Preferred Stock or upon the issuance of Common Stock with respect to Arrearages upon the conversion of the Series A Preferred Stock into shares of Common Stock.

     C. If on any date (i) dividends payable on the Series A Preferred Stock or Series B Preferred Stock shall not have been paid in full when required pursuant to the terms hereof or (ii) the Corporation shall have failed to satisfy its obligation to redeem shares of Series A Preferred Stock or Series B Preferred Stock pursuant to the terms of the relevant Certificate of Designations (provided, that for the purpose of this Section C, any obligation of the Corporation to repurchase shares of Series B Preferred Stock or make a Make-Whole Payment pursuant to Section G of Article V of the Certificate of Designations with respect to the Series B Preferred Stock, shall not be considered an obligation to redeem such shares), then the number of directors constituting the Board of Directors shall, without further action, be increased by two, or if the requisite increase in the number of directors constituting the Board of Directors would require the approval of the Corporation's stockholders or is prohibited by the Investment Agreement, then the number of directors constituting the Board of Directors shall be increased to the extent the approval of the Corporation's stockholders is not required and the Investment Agreement would not be breached and a number of directors (other than Investor Nominees) shall resign from the Board of Directors so that the holders of shares of Series A Preferred Stock and, if then entitled to vote with respect to such matters, the holders of shares of Series B Preferred Stock, voting together as a single class without regard to series, may elect two directors to the Board of Directors, and the holders of a majority of the outstanding shares of Series A Preferred Stock and any shares of Series B Preferred Stock entitled to vote with respect to such matters, voting together as a single class without regard to series, shall have, in addition to the other voting rights set forth herein, the exclusive right to elect two directors (the "Additional Directors") of the Corporation to fill such newly-created or vacated directorships. Additional Directors shall continue as directors and such additional voting right shall continue until such time as (a) all dividends accumulated on the Series A Preferred Stock and Series B Preferred Stock shall have been paid in full as required pursuant to the terms hereof or (b) any redemption obligation with respect to the Series A Preferred Stock or Series B Preferred Stock that has become due shall have been satisfied or all necessary funds shall have been set aside for payment, as the case may be, at which time such Additional Directors shall cease to be directors and such additional voting right of the holders of shares of Series A Preferred Stock and Series B Preferred Stock shall terminate subject to revesting in the event of each and every subsequent event of the character indicated above.

     D. So long as members of the Investor Group Beneficially Own a majority of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, if any default or event of default has occurred and is continuing under any contract, agreement, indenture, mortgage, note, lease or other instrument evidencing Indebtedness of the Corporation or any of its Subsidiaries (other than inter-company Indebtedness between the Corporation and any of its Subsidiaries or between Subsidiaries of the Corporation) the outstanding principal amount of which is in excess of $10,000,000, and as a result of such default or event of default the holders thereof have accelerated or have the right to accelerate the maturity thereof, and such default, event of default or event is not cured or waived within 75 days of the occurrence thereof, then the number of directors constituting the Board of Directors shall, upon the request of members of the Investor Group who Beneficially Own a majority of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock then Beneficially Owned by members of the Investor Group delivered to the Corporation in writing, be increased by that number that is necessary to enable the Investor Group to designate a majority of the members of the Board of Directors (including the Investor Nominees), or if such requisite increase in the number of directors constituting the Board of Directors would require the approval of the Corporation's stockholders or is prohibited by the Investment Agreement, then the number of directors constituting the Board of Directors shall be increased to the extent the approval of the Corporation's stockholders is not required and the Investment Agreement would not be breached and a number of directors (other than Investor Nominees) shall resign from the Board of Directors so as to enable the Investor Group to designate a majority of the Board of Directors (including the Investor Nominees), and the holders of a majority of the outstanding shares of Series A Preferred Stock then held by the Investor Group and any shares of Series B Preferred Stock entitled to vote with respect to such matters then held by the Investor Group, voting together as a single class without regard to series, shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a class, to elect that number of directors (the "Majority Directors") of the Corporation necessary to fill such newly-created or vacated directorships. Majority Directors shall continue as directors and such additional voting right shall continue until such time as such default, event of default or event is cured, at which time such Majority Directors shall cease to be directors and such additional voting right of the Series A Preferred Stock and Series B Preferred Stock shall terminate subject to revesting in the event of each and every subsequent event of the character indicated above.

     E. So long as the Investor or any of its Affiliates Beneficially Owns any shares of Series A Preferred Stock, in the event that one or more of the Investor Nominees required to be designated for election to the Board of Directors pursuant to the Investment Agreement are not so designated or are not elected to the Board of Directors, then the number of directors constituting the Board of Directors shall, without further action, be increased by the number of such Investor Nominees not elected to the Board of Directors pursuant to the Investment Agreement, or if such requisite increase in the number of directors constituting the Board of Directors would require the approval of the Corporation's stockholders or is prohibited by the Investment Agreement, then the number of directors constituting the Board of Directors shall be increased to the extent the approval of the Corporation's stockholders is not required and the Investment Agreement would not be breached and a number of directors (other than Investment Nominees) shall resign from the Board of Directors, so as to enable the Investor and its Affiliates to designate as directors the number of Investor Nominees not elected to the Board of Directors pursuant to the Investment Agreement, and the Investor and its Affiliates shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a single class, to elect a number of directors to the Board of Directors equal to the number of such Investor Nominees not elected to the Board of Directors. Directors elected pursuant to this Section E shall continue as directors and such additional voting right shall continue until such time as the requisite number of Investor Nominees are elected to the Board of Directors pursuant to the Investment Agreement, at which time the directors elected by the Investor and its Affiliates pursuant to this Section E shall cease to be directors (unless elected as Investor Nominees), and such additional voting rights shall terminate subject to revesting in the event of each and every subsequent event of the character indicated above.

     F. (a) The foregoing rights of holders of shares of Series A Preferred Stock to take any action as provided in this Article VIII may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of the minimum number of shares required to take such action. So long as such right to vote continues (and unless such right has been exercised by written consent of the minimum number of shares required to take such action), the Chairman of the Board of Directors may call, and upon the written request of holders of record of 25% of the outstanding shares of Series A Preferred Stock, addressed to the Secretary of the Corporation at the principal office of the Corporation, shall call, a special meeting of the holders of shares entitled to vote as provided herein. Such meeting shall be held as soon as reasonably practicable after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the Bylaws for the holding of meetings of stockholders.

     (b) Each director elected pursuant to Section C, D or E hereof shall serve until the next annual meeting or until his or her successor shall be elected and shall qualify, unless the director's term of office shall have terminated pursuant to the provisions of Section C, D or E hereof, as the case may be. In case any vacancy shall occur among the directors elected pursuant to Section C, D or E hereof, such vacancy shall be filled for the unexpired portion of the term by vote of the remaining director or directors theretofore elected pursuant to the same Section (or such director's or directors' successor in office), if any. If any such vacancy is not so filled within 20 days after the creation thereof or if all of the directors so elected shall cease to serve as directors before their term shall expire, the holders of the shares of Series A Preferred Stock then outstanding and entitled to vote for such director pursuant to the provisions of Section C, D or E hereof, as the case may be, may elect successors to hold office for the unexpired terms of any vacant directorships, by written consent as provided herein, or at a special meeting of such holders called as provided herein. The holders of a majority of the shares entitled to vote for directors pursuant to Section C, D or E hereof, as the case may be, shall have the right to remove with or without cause at any time and replace any directors such holders have elected pursuant to such section, by written consent as herein provided, or at a special meeting of such holders called as provided herein.

     G. Without the consent or affirmative vote of the holders of at least sixty-seven percent (67%) of the outstanding shares of Series A Preferred Stock, voting separately as a class, the Corporation shall not: (i) authorize, create or issue, or increase the authorized amount of, (a) any Senior Securities or (b) any class or series of capital stock or any security convertible into or exercisable for any class or series of capital stock, that is redeemable mandatorily or redeemable at the option of the holder thereof at any time on or prior to the Mandatory Redemption Date (whether or not only upon the occurrence of a specified event); (ii) amend, alter or repeal any provision of the Certificate of Incorporation or the Bylaws, if the amendment, alteration or repeal alters or changes the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely; or (iii) authorize or take any other action if such action alters or changes any of the rights of the Series A Preferred Stock in any respect or otherwise would be inconsistent with the provisions of this Certificate of Designations and the holders of any class or series of the capital stock of the Corporation is entitled to vote thereon.

     H. Other Securities. The Corporation shall not, from and after the date of the original issuance of the Series A Preferred Stock, enter into any agreement, amend or modify any existing agreement or obligation, or issue any security that prohibits, conflicts or is inconsistent with, or would be breached by, the Corporation's performance of its obligations hereunder.

          IX. Conversion

     A. Conversion. (a) At the option and election of the holder thereof, each share of Series A Preferred Stock, including all unpaid dividends accumulated thereon to the Conversion Date (as defined below), whether or not such dividends have been declared, may be converted in the manner provided herein at any time into fully paid and nonassessable shares of Common Stock. As of the Conversion Date with respect to a share of Series A Preferred Stock, subject to subsections
(d) and (e) of this Section A, such share shall be converted into that number of shares of Common Stock equal to the quotient of (i) the sum of (A) the Stated Value plus (B) all unpaid dividends accumulated on such share of Series A Preferred Stock to the Conversion Date whether or not such dividends have been declared, divided by (ii) the Conversion Price in effect on the Conversion Date.

     (b) Conversion of shares of the Series A Preferred Stock may be effected by any holder thereof upon the surrender to the Corporation at the principal office of the Corporation or at the office of any agent or agents of the Corporation, as may be designated by the Board of Directors of the Corporation and identified to the holders in writing upon such designation, of the certificate for such shares of Series A Preferred Stock to be converted accompanied by a written notice stating that such holder elects to convert all or a specified whole number of shares represented by such certificate in accordance with the provisions of this Section A and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. Other than such taxes, the Corporation will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series A Preferred Stock pursuant hereto. As promptly as practical, and in any event within three Business Days after the Conversion Date, the Corporation shall deliver or cause to be delivered as directed by the holder of shares of Series A Preferred Stock being converted (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which such holder shall be entitled to, (ii) any cash that is required to be paid pursuant to subsections (d) and (e) of this Section A, (iii) certificates representing any shares of Series B Preferred Stock that are required to be delivered pursuant to subsection (e) of this Section A, and (iv) if less than the full number of shares of Series A Preferred Stock evidenced by the surrendered certificate or certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares of Series A Preferred Stock evidenced by such surrendered certificate or certificates less the number of shares of Series A Preferred Stock being converted. Such conversion shall be deemed to have occurred at the close of business on the date (the "Conversion Date") of the giving of such notice by the holder of the Series A Preferred Stock to be converted and of such surrender of the certificate or certificates representing the shares of Series A Preferred Stock to be converted so that as of such time the rights of the holder thereof as to the shares being converted shall cease except for the right to receive shares of Common Stock, shares of Series B Preferred Stock and/or cash in accordance herewith, and the person entitled to receive the shares of Common Stock and/or shares of Series B Preferred Stock issued as a result of such conversion shall be treated for all purposes as having become the holder of such shares of Common Stock and/or shares of Series B Preferred Stock at such time.

     (c) In the event that the Series A Preferred Stock is to be redeemed pursuant to Article V hereof, from and after the Redemption Date, the right of a holder to convert shares of Series A Preferred Stock pursuant to this Section A shall cease and terminate, except if the Corporation shall default in payment of the Redemption Price on the Redemption Date in which case all such rights shall continue unless and until such shares are redeemed and such price is paid in full in accordance with the terms hereof. Notwithstanding anything in the foregoing to the contrary, if the Conversion Date shall occur with respect to any shares of Series A Preferred Stock on or prior to any Redemption Date, such shares of Series A Preferred Stock shall be converted by the Corporation into Common Stock in the manner provided in this Section A.

     (d) In connection with the conversion of any shares of Series A Preferred Stock, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Closing Price per share of Common Stock on the Conversion Date (or on the Trading Day immediately preceding the Conversion Date, if the Conversion Date is not a Trading Day). If more than one share of Series A Preferred Stock shall be surrendered for conversion by the same holder on the same Conversion Date, the number of full shares of Common Stock issuable on conversion thereof shall be computed on the basis of the total number of shares of Series A Preferred Stock so surrendered.

     (e) Notwithstanding anything in the foregoing to the contrary, in the event that a Conversion Date with respect to a share of Series A Preferred Stock occurs prior to the date on which the Shareholder Approval is obtained, as of such Conversion Date, subject to subsection (d) of this Section A, such share shall be converted into that number of shares of Common Stock equal to the quotient of (i) the Stated Amount thereof, divided by (ii) the Conversion Price in effect on the Conversion Date, and upon delivery of such shares in accordance with the terms hereof, the Corporation shall pay in cash all accrued and unpaid dividends on such share as directed by the holder thereof; provided, however, that if, as of such Conversion Date, the Corporation is prohibited by the terms of the Credit Agreement (as in effect on the date of the Investment Agreement or any Credit Agreement containing restrictions regarding such payments that are no more restrictive that those in effect on the date of the Investment Agreement) or the Indenture (as in effect on the date of the Investment Agreement or any Indenture containing restrictions regarding such payments that are no more restrictive that those in effect on the date of the Investment Agreement) from paying such accrued and unpaid dividends in cash as required pursuant to this sentence, in satisfaction of such accrued and unpaid dividends and in lieu of such cash payment, the Corporation may deliver shares of Series B Preferred Stock having an aggregate stated value equal to the aggregate amount of such accrued and unpaid dividends. Until the Shareholder Approval is obtained, the Corporation shall not (A) utilize amounts available under Section 6.06(a)(ii) of the Credit Agreement (or any comparable provision of the Credit Agreement) for any purpose except to pay dividends in respect of the Series A Preferred Stock in cash as required pursuant to this subsection (e) or to make payments with respect to the Series B Preferred Stock, or (B) amend the Credit Agreement in any manner so as to reduce the amounts available to pay dividends in respect of the Series A Preferred Stock in cash under Section 6.06(a)(ii) of the Credit Agreement (or any comparable provision of the Credit Agreement). Notwithstanding the foregoing, this paragraph shall not prohibit (i) the acquisition, repurchase, exchange, conversion, redemption or other retirement for value of shares of Series A Preferred Stock or any Parity Dividend Security by the Corporation in accordance with the terms of such securities, (ii) purchases of Equity Securities of the Corporation or any of its Subsidiaries from executives and other management-level employees of the Corporation or any of its Subsidiaries in connection with customary employment and severance arrangements, or (iii) the acquisition, repurchase, exchange, conversion, redemption or other retirement for value by the Corporation of any Junior Dividend Securities by the Corporation in accordance with obligations in existence at the time of original issuance of the Series A Preferred Stock.

     (f) The Corporation shall at all times reserve and keep available for issuance upon the conversion of the Series A Preferred Stock in accordance with the terms hereof, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Series A Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of Series A Preferred Stock.

     B. Adjustment of Conversion Price. Except in connection with an Organic Change, which shall be subject to Section C below, the Conversion Price shall be subject to adjustment from time to time as follows:

     (a) Stock Dividends. In case the Corporation after the date of the original issuance of the Series A Preferred Stock shall pay a dividend or make a distribution to all holders of shares of Common Stock in shares of Common Stock, then in any such case the Conversion Price in effect at the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or distribution shall be reduced to a price obtained by multiplying such Conversion Price by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date and (y) the denominator shall be the sum of such number of shares of Common Stock outstanding and the total number of shares of Common Stock constituting such dividend or distribution, such reduction to become effective immediately after the opening of business on the day following such record date. For purposes of this subsection (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Corporation will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Corporation.

     (b) Stock Splits and Reverse Splits. In case after the date of the original issuance of the Series A Preferred Stock outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case after the original issuance of the Series A Preferred Stock outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (c) Issuances Below Market. In case the Corporation after the date of the original issuance of the Series A Preferred Stock shall issue rights or warrants to holders of shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Closing Price per share on the record date for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect at the opening of business on the day following such record date shall be adjusted to a price obtained by multiplying such Conversion Price by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares of Common Stock that the aggregate offering price of the total number of shares so to be offered would purchase at such Closing Price and (y) the denominator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of additional shares of Common Stock so to be offered for subscription or purchase, such adjustment to become effective immediately after the opening of business on the day following such record date; provided, however, that no adjustment shall be made if the Corporation issues or distributes to each holder of Series A Preferred Stock the rights or warrants that each such holder would have been entitled to receive had the Series A Preferred Stock held by such holder been converted prior to such record date. For purposes of this subsection (c), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Corporation shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Corporation. Rights or warrants issued by the Corporation to all holders of Common Stock entitling the holders thereof to subscribe for or purchase Equity Securities, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, including shares of Common Stock issued upon conversion of shares of Series A Preferred Stock, in each case in clauses (i) through (iii) until the occurrence of a specified event or events (a "Trigger Event"), shall for purposes of this subsection (c) not be deemed issued until the occurrence of the earliest Trigger Event.

     (d) Special Dividends. In case the Corporation after the date of the original issuance of the Series A Preferred Stock shall distribute to all holders of shares of Common Stock evidences of its indebtedness or assets (excluding any regular periodic cash dividend but including any extraordinary cash dividend), Equity Securities (other than Common Stock) or rights to subscribe (excluding those referred to in subsection (c) above) for Equity Securities other than Common Stock, in each such case the Conversion Price in effect immediately prior to the close of business on the record date for the determination of stockholders entitled to receive such distribution shall be adjusted to a price obtained by multiplying such Conversion Price by a fraction of which (x) the numerator shall be the Closing Price per share of Common Stock on such record date, less the then-current fair market value as of such record date (as determined by the Board of Directors in its good faith judgment) of the portion of assets or evidences of indebtedness or Equity Securities or subscription rights so distributed applicable to one share of Common Stock, and
(y) the denominator shall be such Closing Price, such adjustment to become effective immediately prior to the opening of business on the day following such record date; provided, however, that no adjustment shall be made (1) if the Corporation issues or distributes to each holder of Series A Preferred Stock the subscription rights referred to above that each such holder would have been entitled to receive had the Series A Preferred Stock held by such holder been converted prior to such record date or (2) if the Corporation grants to each such holder the right to receive, upon the conversion of the Series A Preferred Stock held by such holder at any time after the distribution of the evidences of indebtedness or assets or Equity Securities referred to above, the evidences of indebtedness or assets or Equity Securities that such holder would have been entitled to receive had such Series A Preferred Stock been converted prior to such record date. The Corporation shall provide any holder of Series A Preferred Stock, upon receipt of a written request therefor, with any indenture or other instrument defining the rights of the holders of any indebtedness, assets, subscription rights or Equity Securities referred to in this subsection (d). Rights or warrants issued by the Corporation to all holders of Common Stock entitling the holders thereof to subscribe for or purchase Equity Securities, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, including shares of Common Stock issued upon conversion of shares of Series A Preferred Stock, in each case in clauses (i) through (iii) until the occurrence of a Trigger Event, shall for purposes of this subsection (d) not be deemed issued until the occurrence of the earliest Trigger Event.

     (e) Tender or Exchange Offer. In case a tender or exchange offer made by the Corporation or any subsidiary of the Corporation for all or any portion of the Common Stock shall be consummated and such tender offer shall involve an aggregate consideration having a fair market value (as determined by the Board of Directors in its good faith judgment) at the last time (the "Offer Time") tenders may be made pursuant to such tender or exchange offer (as it may be amended) that, together with the aggregate of the cash plus the fair market value (as determined by the Board of Directors in its good faith judgment), as of the Offer Time, of consideration payable in respect of any tender or exchange offer by the Corporation or any such subsidiary for all or any portion of the Common Stock consummated preceding the Offer Time and in respect of which no Conversion Price adjustment pursuant to this subsection (e) has been made, exceeds 5% of the product of the Closing Price of the Common Stock at the Offer Time multiplied by the number of shares of Common Stock outstanding (including any tendered shares) at the Offer Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Offer Time by a fraction of which (x) the numerator shall be (i) the product of the Closing Price of the Common Stock at the Offer Time multiplied by the number of shares of Common Stock outstanding (including any tendered shares) at the Offer Time minus (ii) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered and not withdrawn as of the Offer Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the denominator shall be the product of (i) such Closing Price at the Offer Time multiplied by
(ii) such number of outstanding shares at the Offer Time minus the number of Purchased Shares, such reduction to become effective immediately prior to the opening of business on the day following the Offer Time. For purposes of this subsection (e), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

     (f) Closing Price Determination. For the purpose of any computation under subsections (c) and (d) of this Section B, the Closing Price of Common Stock on any date shall be deemed to be the average of the Closing Prices for the five consecutive Trading Days ending on the day in question (or if such day is not a Trading Day, the next preceding Trading Day), provided, however, that (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to this Section occurs on or after the 20th Trading Day prior to the day in question and prior to the "ex" date for the issuance or distribution requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction which the Conversion Price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to this Section occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the day in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the fair market value on the day in question (as determined by the Board of Directors in a manner consistent with any determination of such value for the purposes of subsection (d) of this Section B) of the assets, evidences of indebtedness, Equity Securities or subscription rights being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For the purposes of any computation under subsection (e) of this Section B, the Closing Price on any date shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days ending at the Offer Time; provided, however, that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to this Section occurs on or after the date of commencement of such tender or exchange offer and prior to the Offer Time for such tender or exchange offer, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this subsection (f), the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the NYSE or on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on the NYSE or such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on the NYSE or such exchange or in such market after the Offer Time of such tender or exchange offer.

     (g) The Corporation may make such reductions in the Conversion Price, in addition to those required by clauses (a), (b), (c), (d), (e) and (f) of this Section B, as it considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock or from any event treated as such for income tax purposes. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Corporation shall mail to the holders of then-outstanding shares of Series A Preferred Stock a notice of the reduction at least fifteen (15) days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period it will be in effect.

     (h) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price; provided, however, that any adjustments which by reason of this subsection (h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     (i) Notwithstanding any other provision of this Section B, no adjustment to the Conversion Price shall reduce the Conversion Price below $0.25, and any such purported adjustment shall instead reduce the Conversion Price to $0.25. The Corporation hereby covenants not to take any action that would or does result in any adjustment in the Conversion Price that, if made without giving effect to the previous sentence, would cause the Conversion Price to be less than $0.25.

     (j) Whenever the Conversion Price is adjusted as herein provided, a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall promptly be mailed by the Corporation to the holders of the Series A Preferred Stock.

     C. Organic Change.

     (a) Corporation Survives. Upon the consummation of an Organic Change (other than a transaction in which the Corporation is not the surviving entity), then lawful provision shall be made as part of the terms of such transaction whereby the terms hereof shall be modified, without payment of any additional consideration by any holder, so as to provide that upon the conversion of shares of Series A Preferred Stock following the consummation of such Organic Change, the holder of Series A Preferred Stock shall have the right to acquire and receive (in lieu of or in addition to the shares of Common Stock acquirable and receivable prior to the Organic Change), without payment of additional consideration therefor, such securities, cash and other property as such holder would have received if such holder had converted such shares of Series A Preferred Stock into Common Stock immediately prior to such Organic Change. Lawful provision also shall be made as part of the terms of the Organic Change so that all other terms hereof shall remain in full force and effect following such an Organic Change. The provisions of this subsection (a) shall similarly apply to successive Organic Changes of the character described in this subsection (a).

     (b) Corporation Does Not Survive. The Corporation shall not enter into an Organic Change that is a transaction in which the Corporation is not the surviving entity unless lawful provision shall be made as part of the terms of such transaction whereby the surviving entity shall issue new securities to each holder of Series A Preferred Stock, without payment of any additional consideration by such holder, with terms that provide that upon the conversion of such securities, the holder of such securities shall have the right to acquire and receive (in lieu of or in addition to the shares of Common Stock acquirable and receivable prior to the Organic Change), without payment of additional consideration therefor, such securities, cash and other property (the "New Securities") as such holder would have received if such holder had converted such shares of Series A Preferred Stock into Common Stock immediately prior to such Organic Change. The certificate or articles of incorporation or other constituent document of the surviving entity shall provide for such adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be equivalent to the adjustments provided for in Section B of this Article IX. All other terms of such New Securities shall be substantially equivalent to the terms provided herein. The provisions of this subsection (b) shall similarly apply to successive Organic Changes of the character described in of this subsection (b).

     D. Certain Events. If any event similar to or of the type contemplated by the provisions of Section B or Section C of this Article IX, but not expressly provided for by such provisions, occurs, then the Board of Directors of the Corporation, will make an appropriate and equitable adjustment in the Conversion Price so as to protect the rights of the holders of Series A Preferred Stock; provided, that no such adjustment will decrease the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock.

     E. Notice of Approval Date. When and if the Approval Date shall occur, the Corporation shall promptly mail or cause to be mailed a notice of such occurrence to each holder of Series A Preferred Stock.

          X. Additional Definitions

     For the purposes of this Certificate of Designations of Series A Preferred Stock, the following terms shall have the meanings indicated:

     "Affiliate" has the meaning set forth in Rule 12b-2 under the Exchange Act as in effect on the date of the Investment Agreement. The term "Affiliated" has a correlative meaning. Notwithstanding the foregoing, for all purposes hereof, the Investor, and each Person controlled by, controlling or under common control with the Investor (each, a "TPG Person"), shall not be deemed an "Affiliate" of any Designated Purchaser Person (as defined below), and no Designated Purchaser, and no Person controlled by, controlling or under common control with such Designated Purchaser (each, a "Designated Purchaser Person"), shall be deemed an "Affiliate" of any TPG Person or any other Designated Purchaser Person, in any such case solely as a consequence of this Agreement or the transactions contemplated hereby.

     "Approval Date" means the date, if any, on which the Corporation obtains the Shareholder Approval.

     "Beneficially Own" with respect to any securities means having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date of the Investment Agreement, except that a Person shall be deemed to Beneficially Own all such securities that such Person has the right to acquire whether such right is exercisable immediately or after the passage of time). The terms "Beneficial Ownership" and "Beneficial Owner" have correlative meanings. Notwithstanding the foregoing, for all purposes hereof, no TPG Person shall be deemed to Beneficially Own any securities that are held by any Designated Purchaser Person, and no Designated Purchaser Person shall be deemed to Beneficially Own any securities that are held by any TPG Person or any other Designated Purchaser Person, in any such case solely as a consequence of the Investment Agreement or the transactions contemplated thereby.

     "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Bylaws" means the Bylaws of the Corporation, as amended from time to time.

     "Change of Control" shall be deemed to have occurred if (a) any person or group (within the meaning of Rule 13d-5 under the Exchange Act as in effect on February 12, 1998) shall own directly or indirectly, beneficially or of record, shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Securities of the Corporation, other than any Person or Group that owned at least 5% of such Equity Securities on the Closing Date (as such term is defined in the Credit Agreement as in effect on the date of the Investment Agreement); (b) a majority of the seats (other than vacant seats) on the board of directors of the Corporation shall at any time be occupied by persons who were neither (i) nominated by the board of directors of the Corporation nor (ii) appointed by directors so nominated; (c) any change in control (or similar event, however denominated) with respect to the Corporation shall occur under and as defined in any indenture or agreement in respect of Indebtedness for borrowed money in excess of the aggregate principal amount of $10,000,000 to which any Borrower (as such term is defined in the Credit Agreement as in effect on the date of the Investment Agreement) or any Guarantor (as such term is defined in the Credit Agreement as in effect on the date of the Investment Agreement) is a party, other than the Existing Parent Borrower Notes Indenture (as such term is defined in the Credit Agreement as in effect on the date of the Investment Agreement) in connection with a Permitted CBHS Sale (as such term is defined in the Credit Agreement as in effect on the date of the Investment Agreement); or (d) a "Change in Control" or "Change of Control" (or similar event) shall have occurred under the Credit Agreement or the Senior Subordinated Notes, unless, in the case of a "Change of Control" under the Indenture, the aggregate principal amount outstanding under the Senior Subordinated Notes is less than $10,000,000. Notwithstanding the foregoing, no event described above shall constitute a "Change of Control" if such event resulted directly from any action taken by the Investor or any of its Affiliates.

     "Closing" shall have the meaning assigned to such term in the Investment Agreement.

     "Closing Price" with respect to a share of Common Stock on any day means, subject to subsection (f) of Section B of Article IX if applicable, the last reported sale price on that day or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, regular way, on that day, in either case, as reported in the consolidated transaction reporting system with respect to securities listed on the NYSE or, if the shares of Common Stock are not listed on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or, if the shares of Common Stock are not listed on NYSE and not listed on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices on such other nationally recognized quotation system then in use, or, if on any such day the shares of Common Stock are not quoted on any such quotation system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors in good faith making a market in the shares of Common Stock. If the shares of Common Stock are not publicly held or so listed, quoted or publicly traded, the "Closing Price" means the fair market value of a share of Common Stock, as determined in good faith by the Board of Directors.

     "Conversion Price" shall mean $9.375, as adjusted from time to time pursuant to Section B of Article IX hereof.

     "Conversion Shares" has the meaning set forth in the Investment Agreement.

     "Credit Agreement" means the Credit Agreement, dated as of February 12, 1998, among the Corporation, the banks and other financial institutions named therein, and The Chase Manhattan Bank, as Administrative Agent, together with all other documents entered into pursuant to or in connection with the Credit Agreement, in each case, as the same may be amended, restated, supplemented, extended, renewed or increased from time to time, replaced, substituted, refunded or refinanced or otherwise modified from time to time, in whole or in part, and any successive replacements, substitutions, refundings or refinancings.

     "Designated Purchaser" has the meaning set forth in the Investment
Agreement.

     "Designated Purchaser Person" has the meaning set forth in the definition of "Affiliate."

     "Equity Securities" of any Person, means any and all common stock, preferred stock and any other class of capital stock of, and any partnership or limited liability company interests in, such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.

     "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, from time to time.

     "45-Trading Day Average Price" means the average of the Closing Prices per share of Common Stock for the Trading Days in any period of 45 consecutive Trading Days (a "45-Trading Day Reference Period"); provided, however, that in the event that an adjustment to the Conversion Price takes effect pursuant to Section B of Article IX hereof during the period used to compute such average, the Closing Prices used to compute such average for all Trading Days ended prior to the time such adjustment takes effect shall be similarly adjusted.

     "45-Trading Day Reference Period" has the meaning set forth in the definition of "45-Trading Day Average Price."

     "Governmental Entity" means any government or political subdivision or department thereof, any governmental or regulatory body, commission, board, bureau, agency or instrumentality, or any court or arbitrator or alternative dispute resolution body, in each case whether federal, state, local or foreign.

     "Group" has the meaning set forth in Rule 13d-5 under the Exchange Act.

     "Guarantee" means any direct or indirect obligation, contingent or otherwise, to guarantee (or having the economic effect of guaranteeing) Indebtedness in any manner, including, without limitation, any monetary obligation to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness (whether arising by agreement to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise).

     "Indebtedness" means, with respect to any Person, without duplication, (i) all obligations of such Person for money borrowed, (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments,
(iii) all obligations of such Person upon which interest charges are customarily paid, (iv) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person,
(v) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding (x) trade accounts payable and accrued obligations incurred in the ordinary course of business and (y) deferred earn-out and other performance-based payment obligations incurred in connection with any Permitted Acquisition (as such term is defined in the Credit Agreement as in effect on the date of the Investment Agreement) or any similar transactions consummated prior to February 12, 1998), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (vii) all Guarantees by such Person of Indebtedness of others,
(viii) all capital lease obligations of such Person, (ix) all obligations (determined on the basis of actual, not notional, obligations) of such Person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements and (x) all obligations of such Person as an account party in respect of letters of credit and bankers' acceptances issued in support of obligations that constitute Indebtedness under any other clause of this definition (unless such obligations are fully cash collateralized), provided that all obligations in respect of letters of credit shall be deemed Indebtedness to the extent drawings thereunder are unreimbursed (after any applicable grace period) regardless of the purpose for which such letter of credit was issued. The Indebtedness of any Person shall include the recourse Indebtedness of any partnership in which such Person is a general partner. Notwithstanding the foregoing, no portion of Indebtedness that becomes the subject of a defeasance (whether a legal defeasance or a "covenant" or "in substance" defeasance) shall, at any time that such defeasance remains in effect, be treated as Indebtedness for purposes hereof.

     "Indenture" means the Indenture entered into between the Corporation and the Marine Midland Bank, as Trustee, dated as of February 12, 1998, as the same may be amended, restated, supplemented, extended, renewed or increased from time to time, replaced, substituted, refunded or refinanced or otherwise modified from time to time, in whole or in part, and any successive replacements, substitutions, refundings or refinancings.

     "Investment Agreement" means the Investment Agreement, dated as of July 19, 1999, by and between the Investor and the Corporation, as amended, supplemented or otherwise modified from time to time.

     "Investor" has the meaning set forth in the Investment Agreement.

     "Investor Group" means, collectively, the Investor, the Designated Purchasers, if any, and the respective Affiliates of such Persons.

     "Investor Nominee" means a person designated for election to the Board of Directors by the Investor pursuant to the Investment Agreement.

     "Law" means any law, treaty, statute, ordinance, code, rule, regulation, judgment, decree, order, writ, award, injunction or determination of any Governmental Entity.

     "Lien" means any mortgage, pledge, lien , security interest, claim, voting agreement, conditional sale agreement, title retention agreement, restriction, option or encumbrance of any kind, character or description whatsoever.

     "Make-Whole Payment" has the meaning set forth in the Certificate of Designations with respect to the Series B Preferred Stock.

     "NYSE" means the New York Stock Exchange, Inc.

     "180-Day Average Price" means the average of the Closing Prices per share of Common Stock for the Trading Days in any period of 180 consecutive calendar days (a "180-Day Reference Period"); provided, however, that in the event that an adjustment to the Conversion Price takes effect pursuant to Section B of
Article IX hereof during the period used to compute such average, the Closing Prices used to compute such average for all Trading Days ended prior to the time such adjustment takes effect shall be similarly adjusted.

     "180-Day Reference Period" has the meaning set forth in the definition of "180-Day Average Price."

     "Organic Change" means, with respect to the Corporation, any transaction (including without limitation any recapitalization, capital reorganization or reclassification of any class of capital stock, any consolidation or amalgamation of the Corporation with, or merger of the Corporation into, any other Person, any merger of another Person into the Corporation (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of the Corporation), any sale or transfer or lease of all or substantially all of the assets of the Corporation or any compulsory share exchange) pursuant to which any class of capital stock of the Corporation is converted into the right to receive other securities, cash or other property.

     "Person" means any individual, corporation, company, association, partnership, limited liability company, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Reference Period" means a 45-Trading Day Reference Period or a 180-Day Reference Period, as the case may be.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of July 19, 1999, by and between the Investor and the Corporation, as amended, supplemented or otherwise modified from time to time.

     "Regulatory Approvals" means any and all certificates, permits, licenses, franchises, concessions, grants, consents, approvals, orders, registrations, authorizations, waivers, variances or clearances from, or filings or registrations with, Governmental Entities.

     "Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, from time to time.

     "Senior Subordinated Notes" means the Senior Subordinated Notes of the Corporation issued pursuant to the Indenture.

     "Shareholder Approval" means the approval by the stockholders of the Corporation, in accordance with the General Corporation Law of the State of Delaware and in accordance with and in satisfaction of Paragraph 312.00 of the NYSE's Listed Company Manual and the related NYSE Rules and interpretations thereof, of (i) the issuance of Common Stock in respect of accrued and unpaid dividend obligations on the Series A Preferred Stock and the Series B Preferred Stock, (ii) the issuance of Common Stock upon the conversion or exchange of the Series B Preferred Stock, and (iii) and the vesting of voting rights in respect of the Series B Preferred Stock as contemplated by the terms thereof, in each case in accordance with the terms hereof and the Investment Agreement.

     "Subsidiary" means as to any Person, any other Person of which more than 50% of the shares of the voting stock or other voting interests are owned or controlled, or the ability to select or elect more than 50% of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries; provided, however, that no Joint Venture (as such term is defined in the Investment Agreement) shall be considered (i) a "Subsidiary" of the Corporation or (ii) a "Subsidiary" of any Subsidiary of the Corporation.

     "TPG Person" has the meaning set forth in the definition of "Affiliate."

     "Trading Day" means any day on which the NYSE is open for trading, or if the shares of Common Stock are not quoted on the NYSE, any day on which the principal national securities exchange or national quotation system on which the shares of Common Stock are listed, admitted to trading or quoted is open for trading, or if the shares of Common Stock are not so listed, admitted to trading or quoted, any Business Day.

     "Two-Week Average Price" means the average of the Closing Prices per share of Common Stock for the Trading Days in the two-calendar week period ending on the last day of a Reference Period; provided, however, that in the event that an adjustment to the Conversion Price takes effect pursuant to Section B of Article IX hereof during the period used to compute such average, the Closing Prices used to compute such average for all Trading Days ended prior to the time such adjustment takes effect shall be similarly adjusted.

     "Voting Securities" means the shares of Common Stock and any other securities of the Corporation entitled to vote generally for the election of directors.

          XI. Miscellaneous

     A. Notices. Any notice referred to herein shall be in writing and, unless first-class mail shall be specifically permitted for such notices under the terms hereof, shall be deemed to have been given upon personal delivery thereof, upon transmittal of such notice by telecopy (with confirmation of receipt by telecopy or telex) or five days after transmittal by registered or certified mail, postage prepaid, addressed as follows:

          (i) if to the Corporation, to its office at 6950 Columbia Gateway Drive, Fourth Floor, Columbia, Maryland 21046 (Attention: General Counsel) or to the transfer agent for the Series A Preferred Stock;

          (ii) if to a holder of the Series A Preferred Stock, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series A Preferred Stock); or

          (iii) to such other address as the Corporation or such holder, as the case may be, shall have designated by notice similarly given.

     B. Reacquired Shares. Any shares of Series A Preferred Stock redeemed, purchased or otherwise acquired by the Corporation, directly or indirectly, in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof (and shall not be deemed to be outstanding for any purpose) and, if necessary to provide for the lawful redemption or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the Delaware General Corporation Law. All such shares of Series A Preferred Stock shall upon their cancellation and upon the filing of an appropriate certificate with the Secretary of State of the State of Delaware, become authorized but unissued shares of Preferred Stock, without par value, of the Corporation and may be reissued as part of another series of Preferred Stock, without par value, of the Corporation subject to the conditions or restrictions on issuance set forth herein.

     C. Enforcement. Any registered holder of shares of Series A Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designations or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     D. Transfer Taxes. Except as otherwise agreed upon pursuant to the terms of this Certificate of Designations, the Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of any issue or delivery of Common Stock or Debentures on conversion or exchange of, or other securities or property issued on account of, shares of Series A Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax or other charge that may be imposed in connection with any transfer involved in the issue or transfer and delivery of any certificate for Common Stock or Debentures or other securities or property in a name other than that in which the shares of Series A Preferred Stock so converted or exchanged, or on account of which such securities were issued, were registered and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid or is not payable.

     E. Transfer Agent. The Corporation may appoint, and from time to time discharge and change, a transfer agent for the Series A Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of shares of Series A Preferred Stock.

     F. Record Dates. In the event that the Series A Preferred Stock shall be registered under either the Securities Act or the Exchange Act, the Corporation shall establish appropriate record dates with respect to payments and other actions to be made with respect to the Series A Preferred Stock.

     G. Subordination to Senior Subordinated Notes. By accepting a share of Series A Preferred Stock or Debenture, the holder thereof shall be deemed to have acknowledged and agreed that (a) such holder's right to receive payments in respect of the Series A Preferred Stock or Debenture is subject and subordinated in right of payment to the payment in full and discharge of all amounts (however denominated) then due and payable under the Senior Subordinated Notes, and (b) until payment in full of all such amounts (however denominated) under the Senior Subordinated Notes has been made in cash, no payment, whether directly or indirectly, by exercise of any right of set off or otherwise in respect of the Series A Preferred Stock or Debenture shall be made by the Corporation, and no deposit in respect of the Series A Preferred Stock or Debenture shall be made pursuant to the terms hereof. In the event that any payment by, or distribution of the assets of, the Corporation of any kind or character (whether in cash, property or securities, whether directly or indirectly, by exercise of any right of set-off or otherwise and whether as a result of a bankruptcy proceeding with respect to the Corporation or otherwise) shall be received by a holder of Series A Preferred Stock at any time when such payment is prohibited by this paragraph, such payment shall be held in trust for the benefit of, and shall be paid over to, the holders of Senior Subordinated Notes as their interests may appear. The preceding two sentences address the relative rights of holders of Series A Preferred Stock or Debentures, on the one hand, and the holders of Senior Subordinated Notes, on the other hand, and nothing in this Certificate of Designations shall impair, as between the Corporation and the holders of Series A Preferred Stock or Debentures, the obligation of the Corporation, which is absolute and unconditional, to pay amounts due in respect of the Series A Preferred Stock and Debentures in accordance with their terms. This Section G shall not be construed to limit in any manner the subordination provisions set forth in Section D of Article V hereof.

     IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its Chief Financial Officer and attested by its Assistant Secretary, this [ ] day of [ ], 1999.

                                        MAGELLAN HEALTH SERVICES, INC.


                                        By:  _________________________________
                                             Name:     Cliff Donnelly
                                             Title:    Chief Financial Officer


[Corporate Seal]

ATTEST:


______________________________

                                    Annex II
                  Form of Series B Certificate of Designations



                           CERTIFICATE OF DESIGNATIONS
                                       of
                 SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK
                                       of
                         MAGELLAN HEALTH SERVICES, INC.
                         (Pursuant to Section 151 of the
                        Delaware General Corporation Law)

                                 --------------

     Magellan Health Services, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation (the "Board of Directors") pursuant to authority of the Board of Directors as required by Section 151 of the General Corporation Law of the State of Delaware:

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Restated Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), the Board of Directors hereby creates a series of the Corporation's previously authorized preferred stock, without par value (the "Preferred Stock"), and hereby states the designation and number thereof, and fixes the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as follows:

     Series B Cumulative Convertible Preferred Stock:

          I. Designation and Amount

     The designation of this series of shares shall be "Series B Cumulative Convertible Preferred Stock" (the "Series B Preferred Stock"); the stated value per share shall be $1,000 (the "Stated Value"); and the number of shares constituting such series shall be [_________]. The number of shares of the Series B Preferred Stock may be decreased from time to time by a resolution or resolutions of the Board of Directors; provided, however, that such number shall not be decreased below the aggregate number of shares of the Series B Preferred Stock then outstanding.

          II. Rank

     A. With respect to dividend rights, the Series B Preferred Stock shall rank
(i) junior to each other class or series of Preferred Stock which by its terms ranks senior to the Series B Preferred Stock as to payment of dividends, (ii) on a parity with each other class or series of Preferred Stock which by its terms ranks on a parity with the Series B Preferred Stock as to payment of dividends, including the Series A Cumulative Convertible Preferred Stock, without par value (the "Series A Preferred Stock"), of the Corporation and (iii) prior to the Corporation's Common Stock, par value $0.25 per share (the "Common Stock"), and, except as specified above, all other classes and series of capital stock of the Corporation hereafter issued by the Corporation. With respect to dividends, all equity securities of the Corporation to which the Series B Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as the "Junior Dividend Securities"; all equity securities of the Corporation with which the Series B Preferred Stock ranks on a parity, including the Series A Preferred Stock, are collectively referred to herein as the "Parity Dividend Securities"; and all equity securities of the Corporation (other than convertible debt securities) to which the Series B Preferred Stock ranks junior, with respect to dividends, are collectively referred to herein as the "Senior Dividend Securities."

     B. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Series B Preferred Stock shall rank (i) junior to each other class or series of Preferred Stock which by its terms ranks senior to the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up, (ii) on a parity with each other class or series of Preferred Stock which by its terms ranks on a parity with the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, including the Series A Preferred Stock, and (iii) prior to the Common Stock, and, except as specified above, all other classes and series of capital stock of the Corporation hereinafter issued by the Corporation. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all equity securities of the Corporation to which the Series B Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as "Junior Liquidation Securities" (and together with the Junior Dividend Securities are referred to herein as the "Junior Securities"); all equity securities of the Corporation (other than convertible debt securities) to which the Series B Preferred Stock ranks on parity, including the Series A Preferred Stock, are collectively referred to herein as "Parity Liquidation Securities" (and together with the Parity Dividend Securities are referred to herein as the "Parity Securities"); and all equity securities of the Corporation to which the Series B Preferred Stock ranks junior are collectively referred to herein as "Senior Liquidation Securities" (and together with the Senior Dividend Securities are referred to herein as the "Senior Securities").

          III. Dividends

     A. Dividends. Shares of Series B Preferred Stock shall accumulate dividends at a rate of 6.50% per annum; provided, that in the event that the Shareholder Approval has not been obtained by the Corporation on or prior to April 5, 2000, shares of Series B Preferred Stock shall accumulate dividends at a rate of 12.00% per annum from and after April 5, 2000 through the Approval Date. After the Approval Date, shares of Series B Preferred Stock shall accumulate dividends at a rate of 6.50% per annum. Payment of dividends shall be made in cash except as otherwise provided in this Article III. Dividends shall be paid in four equal quarterly installments on the last day of March, June, September and December of each year, or if any such date is not a Business Day, on the Business Day next preceding such day (each such date, regardless of whether any dividends have been paid or declared and set aside for payment on such date, a "Dividend Payment Date"), to holders of record (the "Registered Holders") as they appear on the stock record books of the Corporation on the fifteenth day prior to the relevant Dividend Payment Date; provided, however, that the Corporation may elect not to make any dividend payment due hereunder on any Dividend Payment Date (other than as required in connection with any redemption or repurchase of shares of Series B Preferred Stock or any liquidation, dissolution or winding up of the Corporation), and any such amount then due in respect of dividends shall constitute an Arrearage (as defined below). Dividends shall be paid only when, as and if declared by the Board of Directors out of funds at the time legally available for the payment of dividends. Dividends shall begin to accumulate on outstanding shares of Series B Preferred Stock from the date of issuance and shall be deemed to accumulate from day to day whether or not earned or declared until paid; provided that dividends shall be deemed to have accumulated on shares of Series B Preferred Stock issued on the date of the original issuance of the Series B Preferred Stock from and after the date of the original issuance of the Series A Preferred Stock (such dividends, the "Pre-Issuance Dividends"), and when such shares of Series B Preferred Stock are issued by the Corporation such dividends shall be considered obligations of the Corporation with respect to such shares of Series B Preferred Stock identical in all respects to dividends that accumulate from and after the issuance of such shares of Series B Preferred Stock. Pre-Issuance Dividends shall be deemed to accrue at the dividend rate that would have been in effect pursuant to this Section A had the original issuance of the Series B Preferred Stock occurred at the time of the original issuance of the Series A Preferred Stock. Dividends shall accumulate on the basis of a 360-day year consisting of twelve 30-day months (four 90-day quarters) and the actual number of days elapsed in the period for which payable. Dividends payable at more than one annual rate for any dividend period or partial dividend period shall be pro rated on the basis of the number of days in such dividend period or partial dividend period, calculated as aforesaid, and the actual number of days elapsed for which dividends are payable at each such annual rate. Notwithstanding anything in the foregoing to the contrary, the Dividend Payment Date with respect to any Pre-Issuance Dividend shall be deemed to be the Dividend Payment Date that would have been applicable had the original issuance of the Series B Preferred Stock occurred at the time of the original issuance of the Series A Preferred Stock, and if such Dividend Payment Date is before the date of the original issuance of the Series B Preferred Stock, the Corporation shall be deemed to have elected not to pay such dividend in accordance with the proviso to the fourth sentence of this Section A.

     B. Accumulation. Dividends on the Series B Preferred Stock shall be cumulative, and from and after any Dividend Payment Date on which any dividend that has accumulated or been deemed to have accumulated through such date has not been paid in full or any payment date set for a redemption or repurchase on which such redemption or repurchase payment has not been paid in full, additional dividends shall accumulate in respect of the amount of such unpaid dividends or unpaid redemption or repurchase payment (such amount, the "Arrearage") at the annual rate then in effect as provided in Section A of this
Article III (or such lesser rate as may be the maximum rate that is then permitted by applicable law). Such additional dividends in respect of any Arrearage shall be deemed to accumulate from day to day whether or not earned or declared until the Arrearage is paid, shall be calculated as of such successive Dividend Payment Date and shall constitute an additional Arrearage from and after any Dividend Payment Date to the extent not paid on such Dividend Payment Date. References in any Article herein to dividends that have accumulated or that have been deemed to have accumulated with respect to the Series B Preferred Stock shall include the amount, if any, of any Arrearage together with any dividends accumulated or deemed to have accumulated on such Arrearage pursuant to the immediately preceding two sentences. Additional dividends in respect of any Arrearage may be declared and paid at any time, in whole or in part, without reference to any regular Dividend Payment Date, to Registered Holders as they appear on the stock record books of the Corporation on such record date as may be fixed by the Board of Directors (which record date shall be no less than 10 days prior to the corresponding payment date).

     C. Payment in Common Stock. Notwithstanding the provisions of Section A of this Article III, (i) any dividend payment (such payment, a "Non-Arrearage Payment") made in full on the first Dividend Payment Date on which such payment is due (without taking into account the proviso to the fourth sentence of Section A of this Article III but taking into account the last sentence of Section A of this Article III in determining the first Dividend Payment Date on which such payment is due) and (ii) any payment (such payment, an "Arrearage Payment") made at any time prior to the second anniversary of the original issuance of the Series A Preferred Stock in respect of any Arrearage, may be made in the form of shares of Common Stock; provided that:

          (i) the Common Stock is then validly listed for trading on the NYSE or other national securities exchange or quoted on a nationally recognized quotation system;

          (ii) such shares of Common Stock have been duly authorized and when issued in connection with such payment, will be validly issued, fully paid and non-assessable;

          (iii) the issuance of such shares of Common Stock in satisfaction of such payment does not: (a) violate any provision of the Certificate of Incorporation or the Bylaws; (b) give rise to any preemptive rights, rights of first refusal or other similar rights on behalf of any Person under any applicable Law or any provision of the Certificate of Incorporation or the Bylaws or any agreement or instrument applicable to the Corporation or any of its Subsidiaries; (c) conflict with, contravene or result in a breach or violation of any of the terms or provisions of, or constitute a default (with or without notice or the passage of time) under, or result in or give rise to a right of termination, cancellation, acceleration or modification of any right or obligation under, or give rise to a right to put or to compel a tender offer for outstanding securities of the Corporation or any of its Subsidiaries under, or require any consent, waiver or approval under, any note, bond, debt instrument, indenture, mortgage, deed of trust, lease, loan agreement, joint venture agreement, Regulatory Approval, contract or any other agreement, instrument or obligation to which the Corporation or any of its Subsidiaries is a party or by which the Corporation or any of its Subsidiaries or any property of the Corporation or any of its Subsidiaries is bound (assuming for the purpose of this clause (c) that all conditions precedent to the conversion of Series B Preferred Stock have been satisfied and that all outstanding shares of the Series B Preferred Stock have been converted into Common Stock); (d) result in the creation or imposition of any Lien upon any assets or properties of the Corporation or any of its Subsidiaries; or (e) violate any Law applicable to the Corporation or any of its Subsidiaries;

          (iv) (a) no default or event of default, or event that with notice or the passage of time would constitute a default or event of default, has occurred and is continuing (or will occur as a result of the issuance of shares of Common Stock in satisfaction of such payment), under any contract, agreement, indenture, mortgage, note, lease or other instrument evidencing Indebtedness of the Corporation or any of its Subsidiaries (other than inter-company Indebtedness between the Corporation and any of its Subsidiaries or between Subsidiaries of the Corporation) the outstanding principal amount of which is in excess of $10,000,000 and as a result of such default, event of default or event the holders thereof have accelerated or have the right to accelerate (or would have the right to accelerate with notice or the passage of time) the maturity thereof, and
     (b) the Corporation has not been notified that a breach of the Investment Agreement or the terms of the Series A Preferred Stock or Series B Preferred Stock has occurred and is continuing;

          (v) (a) with respect to any Non-Arrearage Payment, the Trailing Average Value (as defined below) is equal to or greater than the product of
     (A) 0.40, multiplied by (B) the Conversion Price, and (b) with respect to any Arrearage Payment, the Trailing Average Value (as defined below) is equal to or greater than the product of (A) 0.60, multiplied by (B) the Conversion Price;

          (vi) (a) with respect to any Non-Arrearage Payment, the average daily trading volume in the Common Stock during the period used to calculate the Trailing Average Value is at least 50% of the average daily trading volume in the Common Stock for the 180-day period ending on the date of the Investment Agreement, and (b) with respect to any Arrearage Payment, the average daily trading volume in the Common Stock during the period used to calculate the Trailing Average Value is at least 67% of the average daily trading volume in the Common Stock for the 180-day period ending on the date of the Investment Agreement;

          (vii) the issuance of such shares of Common Stock in satisfaction of such payment does not require the approval or affirmative vote of the holders of any class or series of the Corporation's Equity Securities; and

          (viii) as of the relevant Dividend Payment Date, the Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) is effective under the Securities Act and is available for use in connection with the offer and sale of such shares of Common Stock by those holders of Series B Preferred Stock that have such right under the Registration Rights Agreement (it being understood that if a Shelf Suspension (as such term is defined in the Registration Rights Agreement) is in effect, the Shelf Registration Statement shall not be deemed effective or available for use); provided, however, that in the case of any Non-Arrearage Payment (and only in the case of a Non-Arrearage Payment), this clause (viii) shall not prohibit the issuance of shares of Common Stock in satisfaction of such payment if the Shelf Registration Statement is not effective or not available for use in accordance with Section 2.1(c) of the Registration Rights Agreement.

For the purpose of this Section C, the value of a share of Common Stock used to pay dividends on the Series B Preferred Stock shall equal (the "Trailing Average Value") the average of the Closing Prices per share of Common Stock for the twenty consecutive Trading Days ending on the second Trading Day prior to the relevant Dividend Payment Date; provided, however, that in the event that an adjustment to the Conversion Price takes effect pursuant to Section B of Article IX hereof during the period used to compute such average, the Closing Prices used to compute such average for all Trading Days ended prior to the time such adjustment takes effect shall be similarly adjusted. Except as otherwise expressly provided in this Section C, Common Stock may not be used to make any payment in respect of any Arrearage.

     D. Method of Payment. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on all outstanding shares of Series B Preferred Stock shall be allocated pro rata on a share-by-share basis among all such shares then outstanding. Notwithstanding the provisions of Section C of this Article III, any such partial payment shall be made in cash. Dividends that are declared and paid in an amount less than the full amount of dividends accumulated on the Series B Preferred Stock (and on any Arrearage) shall be applied first to the earliest dividend which has not theretofore been paid. All cash payments of dividends on the shares of Series B Preferred Stock shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

               IV. Liquidation Preference

     In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of then-outstanding shares of Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount per share equal to the greater of (A) the sum of (i) the Stated Value thereof and (ii) the dividends, if any, accumulated or deemed to have accumulated thereon to the date of final distribution to such holders, whether or not such dividends are declared, and (B) the amount that would be payable to such holders if the holders had converted all outstanding shares of Series B Preferred Stock into shares of Common Stock immediately prior to such liquidation, dissolution or winding up, and shall, after the holders of Common Stock have received an amount per share of Common Stock equal to the amount paid per share of Series B Preferred Stock, be entitled to participate on a pro rata basis with the holders of Common Stock. After any such payment in full, the holders of Series B Preferred Stock shall not, as such, be entitled to any further participation in any distribution of assets of the Corporation. All the assets of the Corporation available for distribution to stockholders after the liquidation preferences of any Senior Liquidation Securities shall be distributed ratably (in proportion to the full distributable amounts to which holders of Series B Preferred Stock and Parity Liquidation Securities, if any, are respectively entitled upon such dissolution, liquidation or winding up) among the holders of the then-outstanding shares of Series B Preferred Stock and Parity Liquidation Securities, if any, when such assets are not sufficient to pay in full the aggregate amounts payable thereon.

     Neither a consolidation or merger of the Corporation with or into any other Person or Persons, nor a sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets for cash, securities or other property to a Person or Persons shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Article IV, but the holders of shares of Series B Preferred Stock shall nevertheless be entitled from and after any such consolidation, merger or sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets to the rights provided by this Article IV following any such transaction. Notice of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable to each holder of shares of Series B Preferred Stock in such circumstances shall be payable, shall be given by first-class mail, postage prepaid, mailed not less than 45 days prior to any payment date stated therein, to holders of record as they appear on the stock record books of the Corporation as of the date such notices are first mailed.

          V. Mandatory Conversion, Redemption and Repurchase

     A. Mandatory Conversion. (a) If the 180-Day Average Price and the related Two-Week Average Price for any 180-Day Reference Period (which Reference Period shall have ended no earlier than the first anniversary of the original issuance of the Series A Preferred Stock and no later than the second anniversary of the original issuance of the Series A Preferred Stock), both exceed 200% of the Conversion Price, then the Corporation shall have the right, at its option and election, to exchange the Series B Preferred Stock, in whole and not in part, for shares of Common Stock, as if such shares of Series B Preferred Stock had been converted by the holders thereof pursuant to Article IX hereof on the date of such exchange.

     (b) If the 45-Trading Day Average Price and the related Two-Week Average Price for any 45-Trading Day Reference Period (which Reference Period shall have ended no earlier than the second anniversary of the original issuance of the Series A Preferred Stock), both exceed 200% of the Conversion Price, then the Corporation shall have the right, at its option and election, to exchange the Series B Preferred Stock, in whole and not in part, for shares of Common Stock, as if such shares of Series B Preferred Stock had been converted by the holders thereof pursuant to Article IX hereof on the date of such exchange.

     (c) Notwithstanding anything in this Section A to the contrary, the Corporation shall not have the right to exchange the Series B Preferred Stock for Common Stock pursuant to this Section A unless (i) the Common Stock shall have been validly listed for trading on the NYSE or other national securities exchange or quoted on a nationally recognized quotation system on each day in the relevant Reference Period and as of the date of such exchange, (ii) the average daily trading volume in the Common Stock during the relevant Reference Period and during the two-week calendar period ending on the last day of the relevant Reference Period is at least 50% of the average daily trading volume in the Common Stock for the 180-day period ending on the date of the Investment Agreement, (iii) the Corporation shall have obtained the Shareholder Approval,
(iv) as of the date of such exchange, the Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) is effective under the Securities Act and is available for use in connection with the offer and sale of such shares of Common Stock by those holders that have such right under the Registration Rights Agreement (it being understood that if a Shelf Suspension (as such term is defined in the Registration Rights Agreement) is in effect, the Shelf Registration Statement shall not be deemed effective or available for use), and (v) the Corporation simultaneously exchanges the Series A Preferred Stock pursuant to subsection (a) or (b) of Section A of Article V of the Certificate of Designations for the Series A Preferred Stock. The Corporation may not effect any such exchange if such exchange would: (a) violate any provision of the certificate of incorporation or the bylaws of the Corporation;
(b) conflict with, contravene or result in a breach or violation of any of the terms or provisions of, or constitute a default (with or without notice or the passage of time) under, or result in or give rise to a right of termination, cancellation, acceleration or modification of any right or obligation under, or give rise to a right to put or to compel a tender offer for outstanding securities of the Corporation or any of its Subsidiaries under, or require any consent, waiver or approval under, any note, bond, debt instrument, indenture, mortgage, deed of trust, lease, loan agreement, joint venture agreement, Regulatory Approval, contract or any other agreement, instrument or obligation to which the Corporation or any of its Subsidiaries is a party or by which the Corporation or any of its Subsidiaries or any property of the Corporation or any of its Subsidiaries is bound; (c) result in the creation or imposition of any Lien upon any assets or properties of the Corporation or any of its Subsidiaries; or (d) violate any Law applicable to the Corporation or any of its Subsidiaries.

     (d) Notice of an exchange of shares of Series B Preferred Stock pursuant to this Section A (a "Notice of Exchange") shall be sent to the holders of record of the shares of Series B Preferred Stock by first class mail, postage prepaid, at each such holder's address as it appears on the stock record books of the Corporation, not more than 45 nor fewer than 15 days prior to the last day of the relevant Reference Period. The Notice of Exchange shall set forth the date fixed for the exchange (the "Exchange Date") and shall set forth in reasonable detail the calculations and supporting data used by the Corporation in its determination that it had the right to effect such exchange. From and after the Exchange Date, all dividends on shares of Series B Preferred Stock shall cease to accumulate and all rights of the holders thereof as holders of Series B Preferred Stock shall cease and terminate, except if the Corporation shall default in its obligation to deliver shares of Common Stock and cash in lieu of fractional shares to holders on the Exchange Date, in which case all such rights shall continue unless and until such shares are exchanged (or redeemed, repurchased or converted) in accordance with the terms hereof. Prior to the Exchange Date, each holder shall provide a written notice to the Corporation specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If no such notice is delivered, such shares of Common Stock and cash in lieu of fractional shares, if any, shall be delivered to such holder. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. Other than such taxes, the Corporation will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on exchange of Series B Preferred Stock pursuant to this Section A. On or after the Exchange Date, each holder of shares of Series B Preferred Stock shall surrender the certificate evidencing shares of Series B Preferred Stock to the Corporation at the place designated in the Notice of Exchange. As promptly as practical, and in any event within three Business Days after the Exchange Date, the Corporation shall deliver or cause to be delivered as directed by the holder of shares of Series B Preferred Stock being exchanged (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which such holder shall be entitled and (ii) cash in lieu of fractional shares, if any, to which such holder shall be entitled. Except as otherwise specified in this Article V, for the purposes hereof, such exchange shall be deemed a conversion effected pursuant to Article IX and the terms and procedures set forth in Article IX shall apply. For such purpose, the applicable Conversion Date shall be the Exchange Date.

     (e) In the event the Corporation delivers a Notice of Exchange, the Corporation shall be obligated to effect the exchange described therein, provided that each of the conditions to such exchange set forth in subsections
(a), (b) and (c) above is (i) satisfied or (ii) waived by the holders of a majority of the shares of Series B Preferred Stock then outstanding.

     (f) Notwithstanding anything to the contrary in the Registration Rights Agreement, in the event the Corporation effects an exchange pursuant to this Section A, the Corporation shall not exercise its right to declare a Shelf Suspension (as such term is defined in the Registration Rights Agreement) pursuant to Section 2.1(c) of the Registration Rights Agreement during the period beginning on the Exchange Date and ending 90 days after the Exchange Date.

     B. Mandatory Redemption. The Corporation shall not have any right to redeem any shares of Series B Preferred Stock prior to the Mandatory Redemption Date (as defined below). On the tenth anniversary of the original issuance of the Series A Preferred Stock (the "Mandatory Redemption Date"), the Corporation shall redeem (the "Mandatory Redemption") all outstanding shares of Series B Preferred Stock by paying the redemption price therefor in cash out of funds legally available for such purpose. The redemption price for each share of Series B Preferred Stock shall equal the sum of (i) the amount, if any, of all unpaid dividends accumulated thereon to the date of actual payment of the Redemption Price, whether or not such dividends have been declared, and (ii) the Stated Value thereof ("Redemption Price").

     C. Notice and Redemption Procedures. Notice of the redemption of shares of Series B Preferred Stock pursuant to Section B of this Article V (a "Notice of Redemption") shall be sent to the holders of record of the shares of Series B Preferred Stock to be redeemed by first class mail, postage prepaid, at each such holder's address as it appears on the stock record books of the Corporation, not more than 100 nor fewer than 60 days prior to the date fixed for redemption, which date shall be set forth in such notice (the "Redemption Date"); provided, however, that failure to give such Notice of Redemption to any holder, or any defect in such Notice of Redemption to any holder shall not affect the validity of the proceedings for the redemption of any shares of Series B Preferred Stock held by any other holder. In order to facilitate the redemption of shares of Series B Preferred Stock, the Board of Directors may fix a record date for the determination of the holders of shares of Series B Preferred Stock to be redeemed, in each case, not more than 10 days prior to the date the Notice of Redemption is mailed. On or after the Redemption Date, except with respect to shares of Series B Preferred Stock for which the Conversion Date has occurred on or prior to such Redemption Date, each holder of the shares called for redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price. From and after the Redemption Date, all dividends on shares of Series B Preferred Stock shall cease to accumulate and all rights of the holders thereof as holders of Series B Preferred Stock shall cease and terminate, except if the Corporation shall default in payment of the Redemption Price on the Redemption Date in which case all such rights shall continue unless and until such shares are redeemed and such price is paid in accordance with the terms hereof.

     D. Change of Control. In the event there occurs a Change of Control, any holder of record of shares of Series B Preferred Stock, in accordance with the procedures set forth in Section E of this Article V, may require the Corporation to redeem any or all of the shares of Series B Preferred Stock held by such holder in an amount per share equal to the sum of (i) the amount, if any, of all unpaid dividends accumulated thereon to the date of actual payment thereof, whether or not such dividends have been declared, and (ii) 101% of Stated Value (the "Change of Control Price"). By accepting a share of Series B Preferred Stock the holder thereof shall be deemed to have acknowledged and agreed that
(a) such holder's right, to receive payment of the Change in Control Price is subject and subordinated in right of payment to the payment in full and discharge of all amounts of principal, interest and fees (however denominated) then outstanding under the Credit Agreement and the Senior Subordinated Notes and (b) until payment in full of all such amounts (however denominated) under the Credit Agreement and the Senior Subordinated Notes has been made in cash, no payment, whether directly or indirectly, by exercise of any right of set off or otherwise in respect of the Change of Control Price shall be made by the Corporation, and, notwithstanding anything to the contrary in Section F of this
Article V, no deposit in respect of the Change of Control Price shall be made pursuant to Section F of this Article V. In the event that any payment by, or distribution of the assets of, the Corporation of any kind or character (whether in cash, property or securities, whether directly or indirectly, by exercise of any right of set-off or otherwise and whether as a result of a bankruptcy proceeding with respect to the Corporation or otherwise) shall be received by a holder of Series B Preferred Stock at any time when such payment is prohibited by this paragraph, such payment shall be held in trust for the benefit of, and shall be paid over to, the lenders under the Credit Agreement or the holders of Senior Subordinated Notes, as the case may be, as their interests may appear. The preceding two sentences address the relative rights of holders of Series B Preferred Stock or Debentures, on the one hand, and the lenders under the Credit Agreement or the holders of Senior Subordinated Notes, as the case may be, on the other hand, and nothing in this Certificate of Designations shall impair, as between the Corporation and the holders of Series B Preferred Stock or Debentures, the obligation of the Corporation, which is absolute and unconditional, to pay amounts due in respect of the Series B Preferred Stock and Debentures in accordance with their terms. Upon a Change of Control, the Corporation shall pay all amounts outstanding under the Credit Agreement and the Indenture to the extent necessary in order to permit the payment of the Change of Control Price hereunder.

     E. Change of Control Notice and Redemption Procedures. Notice of any Change of Control shall be sent to the holders of record of the outstanding shares of Series B Preferred Stock not more than five days following a Change of Control, which notice (a "Change of Control Notice") shall describe the transaction or transactions constituting such Change of Control and set forth each holder's right to require the Corporation to redeem any or all shares of Series B Preferred Stock held by him or her out of funds legally available therefor, the redemption date, which date shall be not less than 30 nor more than 45 days from the date of such Change of Control Notice, (the "Change of Control Redemption Date") and the procedures to be followed by such holders in exercising his or her right to cause such redemption; provided, however, that if shares of Series B Preferred Stock are owned by more than 50 holders or groups of Affiliated holders and if the Series B Preferred Stock is listed on any national securities exchange or quoted on any national quotation system, the Corporation shall give such Change of Control Notice by publication in a newspaper of general circulation in the Borough of Manhattan, The City of New York, within 30 days following such Change of Control and, in any case, a similar notice shall be mailed concurrently to each holder of shares of Series B Preferred Stock. Failure by the Corporation to give the Change of Control Notice as prescribed by the preceding sentence, or the formal insufficiency of any such Change of Control Notice, shall not prejudice the rights of any holder of shares of Series B Preferred Stock to cause the Corporation to redeem any such shares held by him or her. In the event a holder of shares of Series B Preferred Stock shall elect to require the Corporation to redeem any or all such shares of Series B Preferred Stock pursuant to Section D hereof, such holder shall deliver, prior to the Change of Control Redemption Date as set forth in the Change of Control Notice, or, if the Change of Control Notice is not given as required by this Section E, at any time following the last day the Corporation was required to give the Change of Control Notice in accordance with this Section E (in which case the Change of Control Redemption Date shall be the date which is the later of (x) 45 days following the last day the Corporation was required to give the Change of Control Notice in accordance with this Section E and (y) 30 days following the delivery of such election by such holder), a written notice, in the form specified by the Corporation (if the Corporation did in fact give the notice required by this Section E), to the Corporation so stating, and specifying the number of shares to be redeemed pursuant to Section D of this
Article V; provided, however, that if all of the shares of the Series B Preferred Stock are owned by 50 or fewer holders or groups of affiliated holders, such holders or groups may deliver a notice or an election to redeem at any time within 90 days following the occurrence of a Change of Control without awaiting receipt of a Change of Control Notice or the expiration of the time allowed for the delivery of a Change of Control Notice hereunder. The Corporation shall redeem the number of shares so specified on the Change of Control Redemption Date fixed by the Corporation or as provided in the preceding sentence. The Corporation shall comply with the requirements of Rules 13e-4 and 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the shares of Series B Preferred Stock as a result of a Change of Control. From and after the time the Change of Control Redemption Price is paid in accordance with the terms hereof with respect to any share of Series B Preferred Stock, all dividends on such share of Series B Preferred Stock shall cease to accumulate and all rights of the holder thereof as a holder of Series B Preferred Stock shall cease and terminate.

     F. Deposit of Funds. The Corporation shall, no later than 11:00 a.m., New York City time, on any Redemption Date or Change of Control Redemption Date pursuant to this Article V, deposit with its transfer agent or other redemption agent in the Borough of Manhattan, The City of New York having a capital and surplus of at least $500,000,000, as a trust fund for the benefit of the holders of the shares of Series B Preferred Stock to be redeemed, cash that is sufficient in amount to redeem the shares to be redeemed in accordance with the Notice of Redemption or Change of Control Notice, with irrevocable instructions and authority to such transfer agent or other redemption agent to pay to the respective holders of such shares, as evidenced by a list of such holders certified by an officer of the Corporation, the Redemption Price or Change of Control Redemption Price, as the case may be, upon surrender of their respective share certificates. Such deposit shall be deemed to constitute full payment of such shares to the holders, and from and after the date of such deposit, all rights of the holders of the shares of Series B Preferred Stock that are to be redeemed as stockholders of the Corporation with respect to such shares, except the right to receive the Redemption Price upon the surrender of their respective certificates and all rights under Articles IX and XI hereof, shall cease and terminate. In case holders of any shares of Series B Preferred Stock called for redemption shall not, within two years after such deposit, claim the cash deposited for redemption thereof, such transfer agent or other redemption agent shall, upon demand, pay over to the Corporation the balance so deposited. Thereupon, such transfer agent or other redemption agent shall be relieved of all responsibility to the holders thereof and the sole right of such holders, with respect to shares to be redeemed, shall be to receive the Redemption Price as general creditors of the Corporation. Any interest accrued on any funds so deposited shall belong to the Corporation, and shall be paid to it from time to time on demand.

     G. Certain Repurchases. (a) If, at any time after April 5, 2002, one or more members of the Investor Group (collectively, the "Selling Investors") sell shares of Series A Preferred Stock and/or Common Shares, in a transaction or series of related transactions (such sale, an "Investor Sale"), to any Person other than a member of the Investor Group, the Corporation shall, if the Selling Investors so elect, repurchase (a "Corporation Repurchase") from the Selling Investors, for cash, shares of Series B Preferred Stock representing a number of Conversion Shares equal to the Sale Number less the number of Make-Whole Conversion Shares with respect to such Investor Sale. The price paid by the Corporation in any Corporation Repurchase shall equal the Investor Sale Price per Conversion Share represented by the securities purchased in such Corporation Repurchase. Subject to subsection (b) of this Section G, in the event that the Selling Investors include shares of Series B Preferred Stock in an Investor Sale, the Corporation shall pay the Selling Investors, with respect to the Make-Whole Conversion Shares, an amount per Make-Whole Conversion Share equal to the Investor Sale Price less the amount per Make-Whole Conversion Share paid in such Investor Sale (such payment, the "Make-Whole Payment"). Notwithstanding the foregoing, the Corporation shall have no obligation to effect a Corporation Repurchase or make a Make-Whole Payment unless the Selling Investors afford the Corporation a reasonable opportunity to include in the Investor Sale up to that number of shares of Common Stock that would be sufficient to permit the Corporation to satisfy its obligations pursuant to this Section G, and the Corporation shall have no obligation to effect a Corporation Repurchase or make a Make-Whole Payment with respect to any Investor Sale that is consummated after the Approval Date. Each Corporation Repurchase and Make-Whole Payment shall be completed by the Corporation within 15 days of the consummation of the related Investor Sale.

     (b) Prior to any sale by the Selling Investors of any shares of Series B Preferred Stock in an Investor Sale, the Selling Investors shall give written notice to the Corporation of the Selling Investors' desire to sell such shares, which notice shall identify the number of such shares the Selling Investors desire to sell (such notice, a "Series B Sale Notice"). The Series B Sale Notice shall be given at least 10 Business Days prior to the consummation of the related Investor Sale. The Selling Investors shall not include such shares in such Investor Sale if, within 5 Business Days of the delivery of the Series B Sale Notice, the Corporation delivers a written notice to the Selling Investors to the effect that it will effect a Corporation Repurchase with respect to such shares following the completion of such Investor Sale.

     (c) Prior to the Approval Date, the Corporation shall not effect any direct or indirect redemption or repurchase of Common Stock unless it has complied with the procedures set forth in this subsection (c). In the event the Corporation intends to effect any direct or indirect redemption or repurchase of Common Stock, the Corporation shall first offer (a "Repurchase Offer") to repurchase shares of Series B Preferred Stock and Junior Preferred Stock at the Repurchase Price (as defined below) per Conversion Share represented by the shares of Series B Preferred Stock and Junior Preferred Stock to be repurchased. The Corporation shall give written notice (a "Proposed Repurchase Notice") of such offer to each holder of Series B Preferred Stock and each holder of Junior Preferred Stock which notice shall specify (i) the aggregate number (the "Repurchase Number") of Conversion Shares represented by shares of Series B Preferred Stock and Junior Preferred Stock that the Corporation is willing to repurchase, and (ii) the proposed repurchase price for each such Conversion Share (the "Repurchase Price"). The date on which such Proposed Repurchase Notice is given is referred to herein as the "Notice Date." To accept a Repurchase Offer a holder must, within 20 days of the Notice Date, notify the Corporation in writing of its acceptance of the Repurchase Offer and the number of shares of Series B Preferred Stock and number of shares of Junior Preferred Stock it wishes to have repurchased by the Corporation. If a holder does not provide such notice to the Corporation within such 20-day period, then such holder shall be deemed to have rejected the Repurchase Offer. Within 5 days following the end of such 20-day period, the Corporation shall repurchase the securities specified by each accepting holder at the Repurchase Price per Conversion Share represented by such securities. The date on which such repurchases are effected is referred to herein as the "Repurchase Date." If the aggregate number of Conversion Shares represented by the shares of Series B Preferred Stock and Junior Preferred Stock with respect to which holders have accepted the Repurchase Offer exceeds the Repurchase Number, the Corporation shall repurchase such securities on a pro rata basis based on the number of Conversion Shares with respect to which each such holder accepted the Repurchase Offer. During the period commencing on the Repurchase Date and ending on the 120th day after the Notice Date, the Corporation may repurchase and redeem, at a price not in excess of the Repurchase Price per share, up to an aggregate number of shares of its Common Stock equal to the Repurchase Number less the number of Conversion Shares represented by the shares of Series B Preferred Stock and Junior Preferred Stock repurchased pursuant to the Repurchase Offer. After such 120th day, in order to directly or indirectly repurchase or redeem shares of Common Stock, the Corporation must again comply with the procedures set forth in this subsection (c). Notwithstanding the foregoing, this paragraph shall not prohibit (i) purchases of Equity Securities of the Corporation or any of its Subsidiaries from executives and other management-level employees of the Corporation or any of its Subsidiaries in connection with customary employment and severance arrangements, or (ii) the acquisition, repurchase, exchange, conversion, redemption or other retirement for value by the Corporation of any Junior Dividend Securities by the Corporation in accordance with obligations in existence at the time of original issuance of the Series A Preferred Stock.

     (d) Until the Shareholder Approval is obtained, the Corporation shall not
(A) utilize amounts available under Section 6.06(a)(ii) of the Credit Agreement (or any comparable provision of any Credit Agreement) for any purpose except to effect repurchases or make payments in respect of the Series B Preferred Stock as required pursuant to this Section G or to make payments with respect to the Series A Preferred Stock, or (B) amend the Credit Agreement in any manner so as to reduce the amounts available to effect repurchases or make payments in respect of the Series B Preferred Stock as required pursuant to this Section G under Section 6.06(a)(ii) of the Credit Agreement (or any comparable provision of any Credit Agreement). Notwithstanding the foregoing, this paragraph shall not prohibit (i) the acquisition, repurchase, exchange, conversion, redemption or other retirement for value of shares of Series B Preferred Stock or any Parity Dividend Security by the Corporation in accordance with the terms of such securities, (ii) purchases of Equity Securities of the Corporation or any of its Subsidiaries from executives and other management-level employees of the Corporation or any of its Subsidiaries in connection with customary employment and severance arrangements, or (iii) the acquisition, repurchase, exchange, conversion, redemption or other retirement for value by the Corporation of any Junior Dividend Securities by the Corporation in accordance with obligations in existence at the time of original issuance of the Series A Preferred Stock.

     (e) If a Make-Whole Payment would result in an event of default under the Credit Agreement or the Indenture, the Corporation shall not be obligated to make such Make-Whole Payment until such time as the Make-Whole Payment would not result in an event of default under the Credit Agreement or the Indenture, as the case may be; provided that if the Make-Whole Payment would not result in such an event of default if made from the proceeds of the sale of Equity Securities of the Corporation, the Corporation shall use commercially reasonable efforts to effect a sale of Equity Securities to permit it to make the Make-Whole Payment and avoid such an event of default. In the event (i) the Corporation defaults with respect to its obligation to make a Make-Whole Payment or (ii) a Make-Whole Payment is delayed pursuant to the preceding sentence, a late-payment charge shall accrue with respect to the Make-Whole Payment at a per annum rate equal to the dividend rate then in effect pursuant to Section A of
Article III hereof from (A) the time of such default in the case of clause (i) above or (B) from the time such Make-Whole Payment would have been due except for the operation of the preceding sentence in the case of clause (ii) above, and shall accrue until such amount and such charge is paid.

          VI. Exchange of Series B Preferred Stock for Debentures

     A. The Series B Preferred Stock shall be exchangeable, at any time, at the option of the Corporation and to the extent permitted by applicable law and the terms of the instruments governing the Corporation's then-outstanding Indebtedness, in whole but not in part, on any Dividend Payment Date for unsecured Junior Subordinated Convertible Debentures (issued pursuant to an indenture (the "Series B Indenture") prepared in accordance with the Investment Agreement), in principal amount of $1,000 per share of Series B Preferred Stock (a "Debenture" and, collectively, the "Debentures"), in accordance with this
Article VI:

          (i) Each share of Series B Preferred Stock shall be exchangeable at the offices of the Corporation and at such other place or places, if any, as the Board of Directors may designate. Except with the prior written consent of the holders of all outstanding shares of Series B Preferred Stock, the Corporation may not exchange any shares of Series B Preferred Stock if (a) full cumulative dividends through the date of exchange, have not been paid, accrued or set aside for payment on all outstanding shares of the Series B Preferred Stock, (b) the Corporation has failed to amend its Certificate of Incorporation in accordance with Delaware law to confer the power to vote upon holders of the Debentures as shall be contemplated by the Series B Indenture or (c) such exchange could result in any adverse tax consequence to any such holder.

          (ii) Prior to giving notice of its intention to exchange, the Corporation shall execute and deliver to a bank or trust company and, if required by applicable law, qualify under the Trust Indenture Act of 1939, as amended, the Series B Indenture.

          (iii) The Corporation shall mail written notice of its intention to exchange Series B Preferred Stock for Debentures (the "Exchange Notice") to each holder of record of shares of Series B Preferred Stock not less than 60 nor more than 100 days prior to the date fixed for exchange. The Exchange Notice shall notify holders of their right to deliver an Objection Notice (as defined below) pursuant to Section B of this Article VI.

          (iv) Prior to effecting any exchange provided above, the Corporation shall deliver to each holder of shares of Series B Preferred Stock an opinion of nationally recognized legal counsel to the effect that: (a) each of the Series B Indenture and the Debentures have been duly authorized and executed by the Corporation and, when delivered by the Corporation in exchange for shares of Series B Preferred Stock, will constitute valid and legally binding obligations of the Corporation enforceable against the Corporation in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity; (b) the exchange of the Debentures for the shares of Series B Preferred Stock will not violate the provisions of this Article VI or of the Delaware General Corporation Law, including Section 221 thereof; and (c) the exchange of the Debentures for the shares of Series B Preferred Stock is exempt from the registration requirements of the Securities Act or that the exchange of such Debentures has been duly registered under the Securities Act.

          (v) The Corporation may not effect any exchange provided above if such exchange would: (a) violate any provision of the certificate of incorporation or the bylaws of the Corporation; (b) conflict with, contravene or result in a breach or violation of any of the terms or provisions of, or constitute a default (with or without notice or the passage of time) under, or result in or give rise to a right of termination, cancellation, acceleration or modification of any right or obligation under, or give rise to a right to put or to compel a tender offer for outstanding securities of the Corporation or any of its Subsidiaries under, or require any consent, waiver or approval that has not been obtained or granted under, any note, bond, debt instrument, indenture, mortgage, deed of trust, lease, loan agreement, joint venture agreement, Regulatory Approval, contract or any other agreement, instrument or obligation to which the Corporation or any of its Subsidiaries is a party or by which the Corporation or any of its Subsidiaries or any property of the Corporation or any of its Subsidiaries is bound; (c) result in the creation or imposition of any Lien upon any assets or properties of the Corporation or any of its Subsidiaries; or (d) violate any Law applicable to the Corporation or any of its Subsidiaries.

          (vi) Upon the exchange of shares of Series B Preferred Stock for Debentures, the rights of the holders of shares of Series B Preferred Stock as stockholders of the Corporation shall terminate and such shares shall no longer be deemed outstanding.

          (vii) Before any holder of shares of Series B Preferred Stock shall be entitled to receive Debentures, such holder shall surrender the certificate or certificates therefor, at the office of the Corporation or at such other place or places, if any, as the Board of Directors shall have designated, and shall state in writing the name or names (with addresses) in which he or she wishes the certificate or certificates for the Debentures to be issued. The Corporation will, as soon as practicable thereafter, issue and deliver at said office or place to such holder of shares of Series B Preferred Stock, or to his or her nominee or nominees, certificates for the Debentures to which he or she shall be entitled as aforesaid. Shares of Series B Preferred Stock shall be deemed to have been exchanged as of the close of business on the date fixed for exchange as provided above, and the Person or Persons entitled to receive the Debentures issuable upon such exchange shall be treated for all purposes (including the accrual and payment of interest) as the record holder or holders of such Debentures as of the close of business on such date.

     B. For purposes of clause (c) of paragraph (i) of Section A of this Article VI, an exchange of shares of Series B Preferred Stock shall be deemed to be an exchange that could result in a tax consequence to any holder which is materially adverse only if such holder shall have delivered to the Corporation a written notice to such effect on or before the fifteenth day after its receipt of the Exchange Notice (an "Objection Notice"), which Objection Notice shall specify in reasonable detail the nature of such tax consequence which could result from the exchange. If the Corporation receives an Objection Notice, then the Corporation shall not exchange the shares of Series B Preferred Stock and the Corporation shall, within 15 days after its receipt of the Objection Notice mail written notice to the effect that it is canceling the proposed exchange of shares of Series B Preferred Stock to each holder of record of shares of Series B Preferred Stock to which it mailed the Exchange Notice. Notwithstanding the foregoing, if the Corporation, based on the advice of nationally recognized tax counsel, believes that the tax consequences described in an Objection Notice are incorrect, the Corporation may contact the holder who delivered such notice to discuss the tax consequences described therein. If such holder withdraws such notice within 15 days of its delivery, the Corporation shall be permitted to consummate the proposed exchange.

          VII. Restrictions on Dividends

     So long as any shares of the Series B Preferred Stock are outstanding, the Board of Directors shall not declare, and the Corporation shall not pay or set apart for payment any dividend on any Junior Securities or Parity Securities or make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the repurchase, redemption or other retirement of, any Junior Securities or Parity Securities or any warrants, rights or options exercisable for or convertible into any Junior Securities or Parity Securities (other than the repurchase, redemption or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities), or make any distribution in respect of the Junior Securities or Parity Securities, either directly or indirectly, and whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends in Junior Securities to the holders of Junior Securities), and shall not permit any Person directly or indirectly controlled by the Corporation to purchase or redeem any Junior Securities or Parity Securities or any warrants, rights, calls or options exercisable for or convertible into any Junior Securities or Parity Securities (other than the repurchase, redemption or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities) unless prior to or concurrently with such declaration, payment, setting apart for payment, repurchase, redemption or other retirement or distribution, as the case may be, all accumulated and unpaid dividends on shares of the Series B Preferred Stock not paid on the dates provided for in Section A of Article III hereof (including Arrearages and accumulated dividends thereon and regardless of whether the Corporation shall have had the right to elect to defer such payments as provided for in Article III hereof) shall have been paid, except that when dividends are not paid in full as aforesaid upon the shares of Series B Preferred Stock, all dividends declared on the Series B Preferred Stock and any series of Parity Dividend Securities shall be declared and paid pro rata so that the amount of dividends so declared and paid on Series B Preferred Stock and such series of Parity Dividend Securities shall in all cases bear to each other the same ratio that accumulated dividends (including interest accrued on or additional dividends accumulated in respect of such accumulated dividends) on the shares of Series B Preferred Stock and such Parity Dividend Securities bear to each other. Notwithstanding the foregoing, this paragraph shall not prohibit (i) the acquisition, repurchase, exchange, conversion, redemption or other retirement for value of shares of Series B Preferred Stock or any Parity Dividend Security by the Corporation in accordance with the terms of such securities or (ii) the acquisition, repurchase, exchange, conversion, redemption or other retirement for value by the Corporation of any Junior Dividend Securities by the Corporation in accordance with obligations in existence at the time of original issuance of the Series A Preferred Stock.

          VIII. Voting Rights

     A. The holders of shares of Series B Preferred Stock shall have no voting rights except as set forth below or as otherwise from time to time required by law.

     B. Through the Approval Date, shares of Series B Preferred Stock shall have no voting rights. After the Approval Date, so long as any shares of the Series B Preferred Stock are outstanding, each share of Series B Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of Common Stock, and the shares of Series B Preferred Stock shall vote together with shares of Common Stock (and any shares of Series A Preferred Stock entitled to vote) as a single class. With respect to any such vote, each share of Series B Preferred Stock shall entitle its holder to a number of votes equal to the number of shares of Common Stock into which such share of Series B Preferred Stock is convertible at the time of the record date with respect to such vote (assuming all conditions precedent to such conversion have been satisfied and that such conversion had occurred as of the record date for such vote).

     C. If on any date after the Approval Date (i) dividends payable on the Series A Preferred Stock or Series B Preferred Stock shall not have been paid in full when required pursuant to the terms hereof or (ii) the Corporation shall have failed to satisfy its obligation to redeem shares of Series A Preferred Stock or Series B Preferred Stock pursuant to the terms of the relevant Certificate of Designations (provided, that for the purpose of this Section C, any obligation of the Corporation to repurchase shares of Series B Preferred Stock pursuant to Section G of Article V of this Certificate of Designations shall not be considered an obligation to redeem such shares), then the number of directors constituting the Board of Directors shall, without further action, be increased by two, or if the requisite increase in the number of directors constituting the Board of Directors would require the approval of the Corporation's stockholders or is prohibited by the Investment Agreement, then the number of directors constituting the Board of Directors shall be increased to the extent the approval of the Corporation's stockholders is not required and the Investment Agreement would not be breached and a number of directors (other than Investor Nominees) shall resign from the Board of Directors so that the holders of shares of Series A Preferred Stock and Series B Preferred Stock, voting together as a single class without regard to series, may elect two directors to the Board of Directors, and the holders of a majority of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting together as a single class without regard to series, shall have, in addition to the other voting rights set forth herein, the exclusive right to elect two directors (the "Additional Directors") of the Corporation to fill such newly-created or vacated directorships. Additional Directors shall continue as directors and such additional voting right shall continue until such time as (a) all dividends accumulated on the Series A Preferred Stock and Series B Preferred Stock shall have been paid in full as required pursuant to the terms hereof or
(b) any redemption obligation with respect to the Series A Preferred Stock or Series B Preferred Stock that has become due shall have been satisfied or all necessary funds shall have been set aside for payment, as the case may be, at which time such Additional Directors shall cease to be directors and such additional voting right of the holders of shares of Series A Preferred Stock and Series B Preferred Stock shall terminate subject to revesting in the event of each and every subsequent event of the character indicated above.

     D. After the Approval Date, so long as members of the Investor Group Beneficially Own a majority of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, if any default or event of default has occurred and is continuing under any contract, agreement, indenture, mortgage, note, lease or other instrument evidencing Indebtedness of the Corporation or any of its Subsidiaries (other than inter-company Indebtedness between the Corporation and any of its Subsidiaries or between Subsidiaries of the Corporation) the outstanding principal amount of which is in excess of $10,000,000, and as a result of such default, event of default or event the holders thereof have accelerated or have the right to accelerate the maturity thereof, and such default or event of default is not cured or waived within 75 days of the occurrence thereof, then the number of directors constituting the Board of Directors shall, upon the request of members of the Investor Group who Beneficially Own a majority of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock then Beneficially Owned by members of the Investor Group delivered to the Corporation in writing, be increased by that number that is necessary to enable the Investor Group to designate a majority of the members of the Board of Directors (including the Investor Nominees), or if such requisite increase in the number of directors constituting the Board of Directors would require the approval of the Corporation's stockholders or is prohibited by the Investment Agreement, then the number of directors constituting the Board of Directors shall be increased to the extent the approval of the Corporation's stockholders is not required and the Investment Agreement would not be breached and a number of directors (other than Investor Nominees) shall resign from the Board of Directors so as to enable the Investor Group to designate a majority of the Board of Directors (including the Investor Nominees), and the holders of a majority of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock then held by the Investor Group, voting together as a single class without regard to series, shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a class, to elect that number of directors (the "Majority Directors") of the Corporation necessary to fill such newly-created or vacated directorships. Majority Directors shall continue as directors and such additional voting right shall continue until such time as such default, event of default or event is cured, at which time such Majority Directors shall cease to be directors and such additional voting right of the Series A Preferred Stock and Series B Preferred Stock shall terminate subject to revesting in the event of each and every subsequent event of the character indicated above.

     E. Reserved.

     F. (a) The foregoing rights of holders of shares of Series B Preferred Stock to take any action as provided in this Article VIII may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of the minimum number of shares required to take such action. So long as such right to vote continues (and unless such right has been exercised by written consent of the minimum number of shares required to take such action), the Chairman of the Board of Directors may call, and upon the written request of holders of record of 25% of the outstanding shares of Series B Preferred Stock, addressed to the Secretary of the Corporation at the principal office of the Corporation, shall call, a special meeting of the holders of shares entitled to vote as provided herein. Such meeting shall be held as soon as reasonably practicable after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the Bylaws for the holding of meetings of stockholders.

     (b) Each director elected pursuant to Section C, D or E hereof shall serve until the next annual meeting or until his or her successor shall be elected and shall qualify, unless the director's term of office shall have terminated pursuant to the provisions of Section C, D or E hereof, as the case may be. In case any vacancy shall occur among the directors elected pursuant to Section C, D or E hereof, such vacancy shall be filled for the unexpired portion of the term by vote of the remaining director or directors theretofore elected pursuant to the same Section (or such director's or directors' successor in office), if any. If any such vacancy is not so filled within 20 days after the creation thereof or if all of the directors so elected shall cease to serve as directors before their term shall expire, the holders of the shares of Series B Preferred Stock then outstanding and entitled to vote for such director pursuant to the provisions of Section C, D or E hereof, as the case may be, may elect successors to hold office for the unexpired terms of any vacant directorships, by written consent as provided herein, or at a special meeting of such holders called as provided herein. The holders of a majority of the shares entitled to vote for directors pursuant to Section C, D or E hereof, as the case may be, shall have the right to remove with or without cause at any time and replace any directors such holders have elected pursuant to such section, by written consent as herein provided, or at a special meeting of such holders called as provided herein.

     G. Without the consent or affirmative vote of the holders of at least sixty-seven percent (67%) of the outstanding shares of Series B Preferred Stock, voting separately as a class, the Corporation shall not: (i) authorize, create or issue, or increase the authorized amount of, (a) any Senior Securities or (b) any class or series of capital stock or any security convertible into or exercisable for any class or series of capital stock, that is redeemable mandatorily or redeemable at the option of the holder thereof at any time on or prior to the Mandatory Redemption Date (whether or not only upon the occurrence of a specified event); (ii) amend, alter or repeal any provision of the Certificate of Incorporation or the Bylaws, if the amendment, alteration or repeal alters or changes the powers, preferences or special rights of the Series B Preferred Stock so as to affect them adversely; or (iii) authorize or take any other action if such action alters or changes any of the rights of the Series B Preferred Stock in any respect or otherwise would be inconsistent with the provisions of this Certificate of Designations and the holders of any class or series of the capital stock of the Corporation is entitled to vote thereon.

     H. Other Securities. The Corporation shall not, from and after the date of original issuance of the Series A Preferred Stock, enter into any agreement, amend or modify any existing agreement or obligation, or issue any security that prohibits, conflicts or is inconsistent with, or would be breached by, the Corporation's performance of its obligations hereunder.

          IX. Conversion

     A. Conversion. (a) At the option and election of the holder thereof, each share of Series B Preferred Stock, including all unpaid dividends accumulated thereon to the Conversion Date (as defined below), whether or not such dividends have been declared, may be converted in the manner provided herein, into (i) fully paid, duly authorized and nonassessable shares of Series C Junior Participating Preferred Stock, without par value, of the Corporation (the "Junior Preferred Stock"), on any Conversion Date occurring prior to the Approval Date, and (ii) fully paid and nonassessable shares of Common Stock, on any Conversion Date occurring on or after the Approval Date. As of the Conversion Date with respect to a share of Series B Preferred Stock, subject to subsections (d) and (e) of this Section A, such share shall be converted into that number of Conversion Shares (as defined below) equal to the quotient of (i) the sum of (A) the Stated Value thereof plus (B) all unpaid dividends accumulated on such share of Series B Preferred Stock to the Conversion Date whether or not such dividends have been declared, divided by (ii) the Conversion Price in effect on the Conversion Date.

     (b) Conversion of shares of the Series B Preferred Stock may be effected by any holder thereof upon the surrender to the Corporation at the principal office of the Corporation or at the office of any agent or agents of the Corporation, as may be designated by the Board of Directors of the Corporation and identified to the holders in writing upon such designation, of the certificate for such shares of Series B Preferred Stock to be converted accompanied by a written notice stating that such holder elects to convert all or a specified whole number of shares represented by such certificate in accordance with the provisions of this Section A and specifying the name or names in which such holder wishes the certificate or certificates for Conversion Shares to be issued. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of Conversion Shares in such name or names. Other than such taxes, the Corporation will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of Conversion Shares on conversion of Series B Preferred Stock pursuant hereto. As promptly as practical, and in any event within three Business Days after the Conversion Date, the Corporation shall deliver or cause to be delivered as directed by the holder of shares of Series B Preferred Stock being converted (i) certificates representing the number of validly issued, fully paid and nonassessable full Conversion Shares to which such holder shall be entitled to, (ii) any cash that is required to be paid pursuant to subsections (d) and
(e) of this Section A, and (iii) if less than the full number of shares of Series B Preferred Stock evidenced by the surrendered certificate or certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares of Series B Preferred Stock evidenced by such surrendered certificate or certificates less the number of shares of Series B Preferred Stock being converted. Such conversion shall be deemed to have occurred at the close of business on the date (the "Conversion Date") of the giving of such notice by the holder of the Series B Preferred Stock to be converted and of such surrender of the certificate or certificates representing the shares of Series B Preferred Stock to be converted so that as of such time the rights of the holder thereof as to the shares being converted shall cease except for the right to receive Conversion Shares and/or cash in accordance herewith, and the person entitled to receive the Conversion Shares issued as a result of such conversion shall be treated for all purposes as having become the holder of such Conversion Shares at such time.

     (c) In the event that the Series B Preferred Stock is to be redeemed or repurchased pursuant to Article V hereof, from and after the Redemption Date or the applicable repurchase date, the right of a holder to convert shares of Series B Preferred Stock pursuant to this Section A shall cease and terminate, except if the Corporation shall default in payment of the Redemption Price on the Redemption Date or the repurchase price on the applicable repurchase date, in which case all such rights shall continue unless and until such shares are redeemed or repurchased and such redemption or repurchase price is paid in full in accordance with the terms hereof. Notwithstanding anything in the foregoing to the contrary, if the Conversion Date shall occur with respect to any shares of Series B Preferred Stock on or prior to any Redemption Date or repurchase date, such shares of Series B Preferred Stock shall be converted by the Corporation into Conversion Shares in the manner provided in this Section A.

     (d) In connection with the conversion of any shares of Series B Preferred Stock, no fractions of Conversion Shares shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Closing Price per share of Common Stock on the Conversion Date (or on the Trading Day immediately preceding the Conversion Date, if the Conversion Date is not a Trading Day). If more than one share of Series B Preferred Stock shall be surrendered for conversion by the same holder on the same Conversion Date, the number of full Conversion Shares issuable on conversion thereof shall be computed on the basis of the total number of shares of Series B Preferred Stock so surrendered.

     (e) The Corporation shall at all times reserve and keep available for issuance upon the conversion of the Series B Preferred Stock in accordance with the terms hereof, such number of its authorized but unissued shares of Junior Preferred Stock and Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Series B Preferred Stock, and shall take all action required to increase the authorized number of shares of Junior Preferred Stock or Common Stock if necessary to permit the conversion of all outstanding shares of Series B Preferred Stock, except that from and after the Approval Date no shares of Junior Preferred Stock shall be required to be so reserved.

     B. Adjustment of Conversion Price. Except in connection with an Organic Change, which shall be subject to Section C below, the Conversion Price shall be subject to adjustment from time to time as follows:

     (a) Stock Dividends. In case the Corporation after the date of the original issuance of the Series A Preferred Stock shall pay a dividend or make a distribution to all holders of shares of Common Stock in shares of Common Stock, then in any such case the Conversion Price in effect at the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or distribution shall be reduced to a price obtained by multiplying such Conversion Price by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date and (y) the denominator shall be the sum of such number of shares of Common Stock outstanding and the total number of shares of Common Stock constituting such dividend or distribution, such reduction to become effective immediately after the opening of business on the day following such record date. For purposes of this subsection (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Corporation will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Corporation.

     (b) Stock Splits and Reverse Splits. In case after the date of the original issuance of the Series A Preferred Stock outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case after the original issuance of the Series A Preferred Stock outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (c) Issuances Below Market. In case the Corporation after the date of the original issuance of the Series A Preferred Stock shall issue rights or warrants to holders of shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Closing Price per share on the record date for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect at the opening of business on the day following such record date shall be adjusted to a price obtained by multiplying such Conversion Price by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares of Common Stock that the aggregate offering price of the total number of shares so to be offered would purchase at such Closing Price and (y) the denominator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of additional shares of Common Stock so to be offered for subscription or purchase, such adjustment to become effective immediately after the opening of business on the day following such record date; provided, however, that no adjustment shall be made if the Corporation issues or distributes to each holder of Series B Preferred Stock the rights or warrants that each such holder would have been entitled to receive had the Series B Preferred Stock held by such holder been converted prior to such record date. For purposes of this subsection (c), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Corporation shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Corporation. Rights or warrants issued by the Corporation to all holders of Common Stock entitling the holders thereof to subscribe for or purchase Equity Securities, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, including shares of Common Stock issued upon conversion of shares of Series B Preferred Stock, in each case in clauses (i) through (iii) until the occurrence of a specified event or events (a "Trigger Event"), shall for purposes of this subsection (c) not be deemed issued until the occurrence of the earliest Trigger Event.

     (d) Special Dividends. In case the Corporation after the date of the original issuance of the Series A Preferred Stock shall distribute to all holders of shares of Common Stock evidences of its indebtedness or assets (excluding any regular periodic cash dividend but including any extraordinary cash dividend), Equity Securities (other than Common Stock) or rights to subscribe (excluding those referred to in subsection (c) above) for Equity Securities other than Common Stock, in each such case the Conversion Price in effect immediately prior to the close of business on the record date for the determination of stockholders entitled to receive such distribution shall be adjusted to a price obtained by multiplying such Conversion Price by a fraction of which (x) the numerator shall be the Closing Price per share of Common Stock on such record date, less the then-current fair market value as of such record date (as determined by the Board of Directors in its good faith judgment) of the portion of assets or evidences of indebtedness or Equity Securities or subscription rights so distributed applicable to one share of Common Stock, and
(y) the denominator shall be such Closing Price, such adjustment to become effective immediately prior to the opening of business on the day following such record date; provided, however, that no adjustment shall be made (1) if the Corporation issues or distributes to each holder of Series B Preferred Stock the subscription rights referred to above that each such holder would have been entitled to receive had the Series B Preferred Stock held by such holder been converted prior to such record date or (2) if the Corporation grants to each such holder the right to receive, upon the conversion of the Series B Preferred Stock held by such holder at any time after the distribution of the evidences of indebtedness or assets or Equity Securities referred to above, the evidences of indebtedness or assets or Equity Securities that such holder would have been entitled to receive had such Series B Preferred Stock been converted prior to such record date. The Corporation shall provide any holder of Series B Preferred Stock, upon receipt of a written request therefor, with any indenture or other instrument defining the rights of the holders of any indebtedness, assets, subscription rights or Equity Securities referred to in this subsection (d). Rights or warrants issued by the Corporation to all holders of Common Stock entitling the holders thereof to subscribe for or purchase Equity Securities, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, including shares of Common Stock issued upon conversion of shares of Series B Preferred Stock, in each case in clauses (i) through (iii) until the occurrence of a Trigger Event, shall for purposes of this subsection (d) not be deemed issued until the occurrence of the earliest Trigger Event.

     (e) Tender or Exchange Offer. In case a tender or exchange offer made by the Corporation or any subsidiary of the Corporation for all or any portion of the Common Stock shall be consummated at any time after the original issuance of the Series A Preferred Stock and such tender offer shall involve an aggregate consideration having a fair market value (as determined by the Board of Directors in its good faith judgment) at the last time (the "Offer Time") tenders may be made pursuant to such tender or exchange offer (as it may be amended) that, together with the aggregate of the cash plus the fair market value (as determined by the Board of Directors in its good faith judgment), as of the Offer Time, of consideration payable in respect of any tender or exchange offer by the Corporation or any such subsidiary for all or any portion of the Common Stock consummated preceding the Offer Time and in respect of which no Conversion Price adjustment pursuant to this subsection (e) has been made, exceeds 5% of the product of the Closing Price of the Common Stock at the Offer Time multiplied by the number of shares of Common Stock outstanding (including any tendered shares) at the Offer Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Offer Time by a fraction of which (x) the numerator shall be (i) the product of the Closing Price of the Common Stock at the Offer Time multiplied by the number of shares of Common Stock outstanding (including any tendered shares) at the Offer Time minus (ii) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered and not withdrawn as of the Offer Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the denominator shall be the product of (i) such Closing Price at the Offer Time multiplied by
(ii) such number of outstanding shares at the Offer Time minus the number of Purchased Shares, such reduction to become effective immediately prior to the opening of business on the day following the Offer Time. For purposes of this subsection (e), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

     (f) Closing Price Determination. For the purpose of any computation under subsections (c) and (d) of this Section B, the Closing Price of Common Stock on any date shall be deemed to be the average of the Closing Prices for the five consecutive Trading Days ending on the day in question (or if such day is not a Trading Day, the next preceding Trading Day), provided, however, that (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to this Section occurs on or after the 20th Trading Day prior to the day in question and prior to the "ex" date for the issuance or distribution requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction which the Conversion Price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to this Section occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the day in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the fair market value on the day in question (as determined by the Board of Directors in a manner consistent with any determination of such value for the purposes of subsection (d) of this Section B) of the assets, evidences of indebtedness, Equity Securities or subscription rights being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For the purposes of any computation under subsection (e) of this Section B, the Closing Price on any date shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days ending at the Offer Time; provided, however, that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to this Section occurs on or after the date of commencement of such tender or exchange offer and prior to the Offer Time for such tender or exchange offer, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this subsection (f), the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the NYSE or on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on the NYSE or such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on the NYSE or such exchange or in such market after the Offer Time of such tender or exchange offer.

     (g) The Corporation may make such reductions in the Conversion Price, in addition to those required by clauses (a), (b), (c), (d), (e) and (f) of this Section B, as it considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock or from any event treated as such for income tax purposes. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Corporation shall mail to the holders of then-outstanding shares of Series B Preferred Stock a notice of the reduction at least fifteen (15) days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period it will be in effect.

     (h) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price; provided, however, that any adjustments which by reason of this subsection (h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     (i) Notwithstanding any other provision of this Section B, no adjustment to the Conversion Price shall reduce the Conversion Price below $0.25, and any such purported adjustment shall instead reduce the Conversion Price to $0.25. The Corporation hereby covenants not to take any action that would or does result in any adjustment in the Conversion Price that, if made without giving effect to the previous sentence, would cause the Conversion Price to be less than $0.25.

     (j) Whenever the Conversion Price is adjusted as herein provided, a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall promptly be mailed by the Corporation to the holders of the Series B Preferred Stock.

     C. Organic Change.

     (a) Corporation Survives. Upon the consummation of an Organic Change (other than a transaction in which the Corporation is not the surviving entity), then lawful provision shall be made as part of the terms of such transaction whereby the terms hereof shall be modified, without payment of any additional consideration by any holder, so as to provide that upon the conversion of shares of Series B Preferred Stock following the consummation of such Organic Change, the holder of Series B Preferred Stock shall have the right to acquire and receive (in lieu of or in addition to the Conversion Shares acquirable and receivable prior to the Organic Change), without payment of additional consideration therefor, such securities, cash and other property as such holder would have received if such holder had converted such shares of Series B Preferred Stock into Common Stock immediately prior to such Organic Change. Lawful provision also shall be made as part of the terms of the Organic Change so that all other terms hereof shall remain in full force and effect following such an Organic Change. The provisions of this subsection (a) shall similarly apply to successive Organic Changes of the character described in this subsection (a).

     (b) Corporation Does Not Survive. The Corporation shall not enter into an Organic Change that is a transaction in which the Corporation is not the surviving entity unless lawful provision shall be made as part of the terms of such transaction whereby the surviving entity shall issue new securities to each holder of Series B Preferred Stock, without payment of any additional consideration by such holder, with terms that provide that upon the conversion of such securities, the holder of such securities shall have the right to acquire and receive (in lieu of or in addition to the Conversion Shares acquirable and receivable prior to the Organic Change), without payment of additional consideration therefor, such securities, cash and other property (the "New Securities") as such holder would have received if such holder had converted such shares of Series B Preferred Stock into Common Stock immediately prior to such Organic Change. The certificate or articles of incorporation or other constituent document of the surviving entity shall provide for such adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be equivalent to the adjustments provided for in Section B of this Article IX. All other terms of such New Securities shall be substantially equivalent to the terms provided herein. The provisions of this subsection (b) shall similarly apply to successive Organic Changes of the character described in of this subsection (b).

     D. Certain Events. If any event similar to or of the type contemplated by the provisions of Section B or Section C of this Article IX, but not expressly provided for by such provisions, occurs, then the Board of Directors of the Corporation, will make an appropriate and equitable adjustment in the Conversion Price so as to protect the rights of the holders of Series B Preferred Stock; provided, that no such adjustment will decrease the number of Conversion Shares issuable upon conversion of the Series B Preferred Stock.

     E. Restriction on Actions Relating to Junior Preferred Stock. No action shall be taken by the Corporation with respect to the Junior Preferred Stock, including without limitation stock splits, stock dividends, stock combinations, issuances below market and special dividends, which would require an adjustment to the Conversion Price if such action were taken with respect to the Common Stock, except pursuant to, and in accordance with, Section B or C of this
Article IX.

     F. Notice of Approval Date. When and if the Approval Date shall occur, the Corporation shall promptly mail or cause to be mailed a notice of such occurrence to each holder of Series B Preferred Stock and Junior Preferred Stock.

          X. Additional Definitions

     For the purposes of this Certificate of Designations of Series B Preferred Stock, the following terms shall have the meanings indicated:

     "Affiliate" has the meaning set forth in Rule 12b-2 under the Exchange Act as in effect on the date of the Investment Agreement. The term "Affiliated" has a correlative meaning. Notwithstanding the foregoing, for all purposes hereof, the Investor, and each Person controlled by, controlling or under common control with the Investor (each, a "TPG Person"), shall not be deemed an "Affiliate" of any Designated Purchaser Person (as defined below), and no Designated Purchaser, and no Person controlled by, controlling or under common control with such Designated Purchaser (each, a "Designated Purchaser Person"), shall be deemed an "Affiliate" of any TPG Person or any other Designated Purchaser Person, in any such case solely as a consequence of this Agreement or the transactions contemplated hereby.

     "Approval Date" means the date, if any, on which the Corporation obtains the Shareholder Approval.

     "Beneficially Own" with respect to any securities means having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date of the Investment Agreement, except that a Person shall be deemed to Beneficially Own all such securities that such Person has the right to acquire whether such right is exercisable immediately or after the passage of time). The terms "Beneficial Ownership" and "Beneficial Owner" have correlative meanings. Notwithstanding the foregoing, for all purposes hereof, no TPG Person shall be deemed to Beneficially Own any securities that are held by any Designated Purchaser Person, and no Designated Purchaser Person shall be deemed to Beneficially Own any securities that are held by any TPG Person or any other Designated Purchaser Person, in any such case solely as a consequence of the Investment Agreement or the transactions contemplated thereby.

     "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Bylaws" means the Bylaws of the Corporation, as amended from time to time.

     "Change of Control" shall be deemed to have occurred if (a) any person or group (within the meaning of Rule 13d-5 under the Exchange Act as in effect on February 12, 1998) shall own directly or indirectly, beneficially or of record, shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Securities of the Corporation, other than any Person or Group that owned at least 5% of such Equity Securities on the Closing Date (as such term is defined in the Credit Agreement as in effect on the date of the Investment Agreement); (b) a majority of the seats (other than vacant seats) on the board of directors of the Corporation shall at any time be occupied by persons who were neither (i) nominated by the board of directors of the Corporation nor (ii) appointed by directors so nominated; (c) any change in control (or similar event, however denominated) with respect to the Corporation shall occur under and as defined in any indenture or agreement in respect of Indebtedness for borrowed money in excess of the aggregate principal amount of $10,000,000 to which any Borrower (as such term is defined in the Credit Agreement as in effect on the date of the Investment Agreement) or any Guarantor (as such term is defined in the Credit Agreement as in effect on the date of the Investment Agreement) is a party, other than the Existing Parent Borrower Notes Indenture (as such term is defined in the Credit Agreement as in effect on the date of the Investment Agreement) in connection with a Permitted CBHS Sale (as such term is defined in the Credit Agreement as in effect on the date of the Investment Agreement); or (d) a "Change in Control" or "Change of Control" (or similar event) shall have occurred under the Credit Agreement or the Senior Subordinated Notes, unless, in the case of a "Change of Control" under the Indenture, the aggregate principal amount outstanding under the Senior Subordinated Notes is less than $10,000,000. Notwithstanding the foregoing, no event described above shall constitute a "Change of Control" if such event resulted directly from any action taken by the Investor or any of its Affiliates.

     "Closing" shall have the meaning assigned to such term in the Investment Agreement.

     "Closing Price" with respect to a share of Common Stock on any day means, subject to subsection (f) of Section B of Article IX if applicable, the last reported sale price on that day or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, regular way, on that day, in either case, as reported in the consolidated transaction reporting system with respect to securities listed on the NYSE or, if the shares of Common Stock are not listed on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or, if the shares of Common Stock are not listed on NYSE and not listed on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices on such other nationally recognized quotation system then in use, or, if on any such day the shares of Common Stock are not quoted on any such quotation system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors in good faith making a market in the shares of Common Stock. If the shares of Common Stock are not publicly held or so listed, quoted or publicly traded, the "Closing Price" means the fair market value of a share of Common Stock, as determined in good faith by the Board of Directors.

     "Common Shares" means shares of Common Stock (or any successor security) issued or issuable in respect of dividends on, or upon conversion of, shares of Series A Preferred Stock.

     "Conversion Price" shall mean $9.375, as adjusted from time to time pursuant to Section B of Article IX hereof; provided, that in the event (A) the Shareholder Approval is obtained by the Corporation on or prior to April 5, 2000, as of the day after the Approval Date, the Conversion Price shall equal the product of (i) the Conversion Price in effect on the Approval Date, and (ii) 1.026666666667, or (B) the Shareholder Approval is not obtained by the Corporation on or prior to April 5, 2000, as of April 6, 2000, the Conversion Price shall equal the product of (i) the Conversion Price in effect on April 5, 2000, and (ii) 0.9733333333333, in each case as adjusted from time to time pursuant to Section B of Article IX hereof.

     "Conversion Shares" means (i) prior to the Approval Date, shares of Junior Preferred Stock, and (ii) on and after the Approval Date, shares of Common Stock, in each case, issued, or issuable upon, conversion of the Series B Preferred Stock.

     "Credit Agreement" means the Credit Agreement, dated as of February 12, 1998, among the Corporation, the banks and other financial institutions named therein, and The Chase Manhattan Bank, as Administrative Agent, together with all other documents entered into pursuant to or in connection with the Credit Agreement, in each case, as the same may be amended, restated, supplemented, extended, renewed or increased from time to time, replaced, substituted, refunded or refinanced or otherwise modified from time to time, in whole or in part, and any successive replacements, substitutions, refundings or refinancings.

     "Designated Purchaser" has the meaning set forth in the Investment
Agreement.

     "Designated Purchaser Person" has the meaning set forth in the definition of "Affiliate."

     "Equity Securities" of any Person, means any and all common stock, preferred stock and any other class of capital stock of, and any partnership or limited liability company interests in, such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.

     "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, from time to time.

     "45-Trading Day Average Price" means the average of the Closing Prices per share of Common Stock for the Trading Days in any period of 45 consecutive Trading Days (a "45-Trading Day Reference Period"); provided, however, that in the event that an adjustment to the Conversion Price takes effect pursuant to Section B of Article IX hereof during the period used to compute such average, the Closing Prices used to compute such average for all Trading Days ended prior to the time such adjustment takes effect shall be similarly adjusted.

     "45-Trading Day Reference Period" has the meaning set forth in the definition of "45-Trading Day Average Price."

     "Governmental Entity" means any government or political subdivision or department thereof, any governmental or regulatory body, commission, board, bureau, agency or instrumentality, or any court or arbitrator or alternative dispute resolution body, in each case whether federal, state, local or foreign.

     "Group" has the meaning set forth in Rule 13d-5 under the Exchange Act.

     "Guarantee" means any direct or indirect obligation, contingent or otherwise, to guarantee (or having the economic effect of guaranteeing) Indebtedness in any manner, including, without limitation, any monetary obligation to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness (whether arising by agreement to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise).

     "Indebtedness" means, with respect to any Person, without duplication, (i) all obligations of such Person for money borrowed, (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments,
(iii) all obligations of such Person upon which interest charges are customarily paid, (iv) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person,
(v) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding (x) trade accounts payable and accrued obligations incurred in the ordinary course of business and (y) deferred earn-out and other performance-based payment obligations incurred in connection with any Permitted Acquisition (as such term is defined in the Credit Agreement as in effect on the date of the Investment Agreement) or any similar transactions consummated prior to February 12, 1998), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (vii) all Guarantees by such Person of Indebtedness of others,
(viii) all capital lease obligations of such Person, (ix) all obligations (determined on the basis of actual, not notional, obligations) of such Person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements and (x) all obligations of such Person as an account party in respect of letters of credit and bankers' acceptances issued in support of obligations that constitute Indebtedness under any other clause of this definition (unless such obligations are fully cash collateralized), provided that all obligations in respect of letters of credit shall be deemed Indebtedness to the extent drawings thereunder are unreimbursed (after any applicable grace period) regardless of the purpose for which such letter of credit was issued. The Indebtedness of any Person shall include the recourse Indebtedness of any partnership in which such Person is a general partner. Notwithstanding the foregoing, no portion of Indebtedness that becomes the subject of a defeasance (whether a legal defeasance or a "covenant" or "in substance" defeasance) shall, at any time that such defeasance remains in effect, be treated as Indebtedness for purposes hereof.

     "Indenture" means the Indenture entered into between the Corporation and the Marine Midland Bank, as Trustee, dated as of February 12, 1998, as the same may be amended, restated, supplemented, extended, renewed or increased from time to time, replaced, substituted, refunded or refinanced or otherwise modified from time to time, in whole or in part, and any successive replacements, substitutions, refundings or refinancings.

     "Investment Agreement" means the Investment Agreement, dated as of July 19, 1999, by and between the Investor and the Corporation, as amended, supplemented or otherwise modified from time to time.

     "Investor" has the meaning set forth in the Investment Agreement.

     "Investor Group" means, collectively, the Investor, the Designated Purchasers, if any, and the respective Affiliates of such Persons.

     "Investor Nominee" means a person designated for election to the Board of Directors by the Investor pursuant to the Investment Agreement.

     "Investor Sale Price" means with respect to any Investor Sale, the price per Common Share paid in such sale; provided, that in the event shares of Series A Preferred Stock are sold in such Investor Sale, the Investor Sale Price shall equal the quotient of (A) the price per share of Series A Preferred Stock paid in such Investor Sale, and (B) the number of Common Shares into which such share of Series A Preferred Stock is convertible at the time of such sale.

     "Law" means any law, treaty, statute, ordinance, code, rule, regulation, judgment, decree, order, writ, award, injunction or determination of any Governmental Entity.

     "Lien" means any mortgage, pledge, lien , security interest, claim, voting agreement, conditional sale agreement, title retention agreement, restriction, option or encumbrance of any kind, character or description whatsoever.

     "Make-Whole Conversion Shares" means, with respect to any Investor Sale, the Conversion Shares represented by the shares of Series B Preferred Stock and shares of Junior Preferred Stock included in such Investor Sale; provided, that aggregate number of Make-Whole Conversion Shares with respect to such Investor Sale shall not exceed the Sale Number with respect to such Investor Sale.

     "NYSE" means the New York Stock Exchange, Inc.

     "180-Day Average Price" means the average of the Closing Prices per share of Common Stock for the Trading Days in any period of 180 consecutive calendar days (a "180-Day Reference Period"); provided, however, that in the event that an adjustment to the Conversion Price takes effect pursuant to Section B of
Article IX hereof during the period used to compute such average, the Closing Prices used to compute such average for all Trading Days ended prior to the time such adjustment takes effect shall be similarly adjusted.

     "180-Day Reference Period" has the meaning set forth in the definition of "180-Day Average Price."

     "Organic Change" means, with respect to the Corporation, any transaction (including without limitation any recapitalization, capital reorganization or reclassification of any class of capital stock, any consolidation or amalgamation of the Corporation with, or merger of the Corporation into, any other Person, any merger of another Person into the Corporation (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of the Corporation), any sale or transfer or lease of all or substantially all of the assets of the Corporation or any compulsory share exchange) pursuant to which any class of capital stock of the Corporation is converted into the right to receive other securities, cash or other property.

     "Person" means any individual, corporation, company, association, partnership, limited liability company, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Reference Period" means a 45-Trading Day Reference Period or a 180-Day Reference Period, as the case may be.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of July 19, 1999, by and between the Investor and the Corporation, as amended, supplemented or otherwise modified from time to time.

     "Regulatory Approvals" means any and all certificates, permits, licenses, franchises, concessions, grants, consents, approvals, orders, registrations, authorizations, waivers, variances or clearances from, or filings or registrations with, Governmental Entities.

     "Sale Number" means, with respect to any Investor Sale, the aggregate number of Conversion Shares Beneficially Owned by the Selling Members prior to such Investor Sale, multiplied by a fraction, the numerator of which is the sum of (A) the aggregate number of Common Shares included in such Investor Sale, plus (B) the aggregate number of Common Shares into which the shares of Series A Preferred Stock included in such sale are convertible at the time of such sale, and the denominator is the aggregate number of Common Shares Beneficially Owned by the Selling Members prior to such Investor Sale.

     "Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, from time to time.

     "Senior Subordinated Notes" means the Senior Subordinated Notes of the Corporation issued pursuant to the Indenture.

     "Shareholder Approval" means the approval by the stockholders of the Corporation, in accordance with the General Corporation Law of the State of Delaware and in accordance with and in satisfaction of Paragraph 312.00 of the NYSE's Listed Company Manual and the related NYSE Rules and interpretations thereof, of (i) the issuance of Common Stock in respect of accrued and unpaid dividend obligations on the Series A Preferred Stock and Series B Preferred Stock, (ii) the issuance of Common Stock upon the conversion or exchange of the Series B Preferred Stock, and (iii) the vesting of voting rights in respect of the Series B Preferred Stock, in each case in accordance with the terms hereof and the Investment Agreement.

     "Subsidiary" means as to any Person, any other Person of which more than 50% of the shares of the voting stock or other voting interests are owned or controlled, or the ability to select or elect more than 50% of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries; provided, however, that no Joint Venture (as such term is defined in the Investment Agreement) shall be considered (i) a "Subsidiary" of the Corporation or (ii) a "Subsidiary" of any Subsidiary of the Corporation.

     "TPG Person" has the meaning set forth in the definition of "Affiliate."

     "Trading Day" means any day on which the NYSE is open for trading, or if the shares of Common Stock are not quoted on the NYSE, any day on which the principal national securities exchange or national quotation system on which the shares of Common Stock are listed, admitted to trading or quoted is open for trading, or if the shares of Common Stock are not so listed, admitted to trading or quoted, any Business Day.

     "Two-Week Average Price" means the average of the Closing Prices per share of Common Stock for the Trading Days in the two-calendar week period ending on the last day of a Reference Period; provided, however, that in the event that an adjustment to the Conversion Price takes effect pursuant to Section B of Article IX hereof during the period used to compute such average, the Closing Prices used to compute such average for all Trading Days ended prior to the time such adjustment takes effect shall be similarly adjusted.

     "Voting Securities" means the shares of Common Stock and any other securities of the Corporation entitled to vote generally for the election of directors.

          XI. Miscellaneous

     A. Notices. Any notice referred to herein shall be in writing and, unless first-class mail shall be specifically permitted for such notices under the terms hereof, shall be deemed to have been given upon personal delivery thereof, upon transmittal of such notice by telecopy (with confirmation of receipt by telecopy or telex) or five days after transmittal by registered or certified mail, postage prepaid, addressed as follows:

          (i) if to the Corporation, to its office at 6950 Columbia Gateway Drive, Fourth Floor, Columbia, Maryland 21046 (Attention: General Counsel) or to the transfer agent for the Series B Preferred Stock;

          (ii) if to a holder of the Series B Preferred Stock, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series B Preferred Stock); or

          (iii) to such other address as the Corporation or such holder, as the case may be, shall have designated by notice similarly given.

     B. Reacquired Shares. Any shares of Series B Preferred Stock redeemed, purchased or otherwise acquired by the Corporation, directly or indirectly, in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof (and shall not be deemed to be outstanding for any purpose) and, if necessary to provide for the lawful redemption or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the Delaware General Corporation Law. All such shares of Series B Preferred Stock shall upon their cancellation and upon the filing of an appropriate certificate with the Secretary of State of the State of Delaware, become authorized but unissued shares of Preferred Stock, without par value, of the Corporation and may be reissued as part of another series of Preferred Stock, without par value, of the Corporation subject to the conditions or restrictions on issuance set forth herein.

     C. Enforcement. Any registered holder of shares of Series B Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designations or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     D. Transfer Taxes. Except as otherwise agreed upon pursuant to the terms of this Certificate of Designations, the Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of any issue or delivery of Common Stock or Debentures on conversion or exchange of, or other securities or property issued on account of, shares of Series B Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax or other charge that may be imposed in connection with any transfer involved in the issue or transfer and delivery of any certificate for Common Stock or Debentures or other securities or property in a name other than that in which the shares of Series B Preferred Stock so converted or exchanged, or on account of which such securities were issued, were registered and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid or is not payable.

     E. Transfer Agent. The Corporation may appoint, and from time to time discharge and change, a transfer agent for the Series B Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of shares of Series B Preferred Stock.

     F. Record Dates. In the event that the Series B Preferred Stock shall be registered under either the Securities Act or the Exchange Act, the Corporation shall establish appropriate record dates with respect to payments and other actions to be made with respect to the Series B Preferred Stock.

     G. Subordination to Senior Subordinated Notes. By accepting a share of Series B Preferred Stock or Debenture, the holder thereof shall be deemed to have acknowledged and agreed that (a) such holder's right to receive payments in respect of the Series B Preferred Stock or Debenture is subject and subordinated in right of payment to the payment in full and discharge of all amounts (however denominated) then due and payable under the Senior Subordinated Notes, and (b) until payment in full of all such amounts (however denominated) under the Senior Subordinated Notes has been made, no payment, whether directly or indirectly, by exercise of any right of set off or otherwise in respect of the Series B Preferred Stock or Debenture shall be made by the Corporation, and no deposit in respect of the Series B Preferred Stock or Debenture shall be made pursuant to the terms hereof. In the event that any payment by, or distribution of the assets of, the Corporation of any kind or character (whether in cash, property or securities, whether directly or indirectly, by exercise of any right of set-off or otherwise and whether as a result of a bankruptcy proceeding with respect to the Corporation or otherwise) shall be received by a holder of Series B Preferred Stock at any time when such payment is prohibited by this paragraph, such payment shall be held in trust for the benefit of, and shall be paid over to, the holders of Senior Subordinated Notes as their interests may appear. The preceding two sentences address the relative rights of holders of Series B Preferred Stock or Debentures, on the one hand, and the holders of Senior Subordinated Notes, on the other hand, and nothing in this Certificate of Designations shall impair, as between the Corporation and the holders of Series B Preferred Stock or Debentures, the obligation of the Corporation, which is absolute and unconditional, to pay amounts due in respect of the Series B Preferred Stock and Debentures in accordance with their terms. This Section G shall not be construed to limit in any manner the subordination provisions set forth in Section D of Article V hereof.

     IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its Chief Financial Officer and attested by its Assistant Secretary, this [___] day of [____________], 1999.

                                        MAGELLAN HEALTH SERVICES, INC.


                                        By:  _________________________________
                                             Name:     Cliff Donnelly
                                             Title:    Chief Financial Officer


[Corporate Seal]

ATTEST:


______________________________